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                                                                    EXHIBIT 10.1

                               FIRST AMENDMENT TO
                              INVESTMENT AGREEMENT

         THIS FIRST AMENDMENT TO INVESTMENT AGREEMENT (this "Amendment") is made and dated as of July 30, 2001 between LEE ENTERPRISES, INCORPORATED, a Delaware corporation (the "Purchaser"), and CITYXPRESS.COM CORP., a Florida corporation (the "Company"), and amends that certain Investment Agreement dated as of November 1, 2000, between the Company and the Purchaser (the "Investment Agreement").

                                    RECITALS

         WHEREAS, Company and Purchaser desire to enter into this First Amendment to Investment Agreement, which will initially re-evidence the purchases under the Investment Agreement and thereafter provide for additional purchases and other financial accommodations to Company;

         WHEREAS, the parties wish to provide for the terms and conditions upon which all such purchases or other financial accommodations shall be made;

         WHEREAS, all terms used herein shall have the same meanings as in the Investment Agreement unless otherwise defined herein. All references to the Investment Agreement shall mean the Investment Agreement as hereby amended;

         NOW THEREFORE, in consideration of any purchase or advance or grant of credit (including any advance or grant of credit by renewal or extension) heretofore or hereafter made to Company by Purchaser, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Company hereby agree to amend the Investment Agreement as follows:

         1. AMENDMENTS. Effective as of July 30, 2001, the Investment Agreement shall be amended in the following respects:

         1.1 Authorization of Debentures. Section 1 is hereby deleted in its entirety and the following is substituted therefor:

         "The Company will authorize the issue and sale of:

                           (a) $250,000 Series A Floating Rate Subordinated
                  Convertible Debentures (the "Series A Debenture"), such term to include each Series A Debenture delivered from time to time in accordance with this Agreement);



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                           (b) $250,000 Series B Floating Rate Subordinated
                  Convertible Debentures (the "Series B Debenture"), such term to include each Series B Debenture delivered from time to time in accordance with this Agreement);

                           (c) $250,000 Series C Floating Rate Subordinated
                  Convertible Debentures (the "Series C Debenture"), such term to include each Series C Debenture delivered from time to time in accordance with this Agreement);

                           (d) $250,000 Series D Floating Rate Subordinated
                  Convertible Debentures (the "Series D Debenture"), such term to include each Series D Debenture delivered from time to time in accordance with this Agreement);

                           (e) $250,000 Series E Floating Rate Subordinated
                  Convertible Debentures (the "Series E Debenture"), such term to include each Series E Debenture delivered from time to time in accordance with this Agreement);

                           (f) $250,000 Series F Floating Rate Subordinated
                  Convertible Debentures (the "Series F Debenture"), such term to include each Series F Debenture delivered from time to time in accordance with this Agreement);

                           (g) $310,000 Series G Floating Rate Subordinated
                  Convertible Debentures (the "Series G Debenture"), such term to include each Series G Debenture delivered from time to time in accordance with this Agreement);

                           (h) $200,000 Series H Floating Rate Subordinated
                  Convertible Debentures (the "Series H Debenture"), such term to include each Series H Debenture delivered from time to time in accordance with this Agreement);

                           (i) $200,000 Series I Floating Rate Subordinated
                  Convertible Debentures (the "Series I Debenture"), such term to include each Series I Debenture delivered from time to time in accordance with this Agreement);

                           (j) $50,000 Series J Floating Rate Subordinated
                  Convertible Debentures (the "Series J Debenture"), such term to include each Series J Debenture delivered from time to time in accordance with this Agreement);



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                           (k) $50,000 Series K Floating Rate Subordinated
                  Convertible Debentures (the "Series K Debenture"), such term to include each Series K Debenture delivered from time to time in accordance with this Agreement);

                           (l) $100,000 Series L Floating Rate Subordinated
                  Convertible Debentures (the "Series L Debenture"), such term to include each Series L Debenture delivered from time to time in accordance with this Agreement);

                           (m) $100,000 Series M Floating Rate Subordinated
                  Convertible Debentures (the "Series M Debenture"), such term to include each Series M Debenture delivered from time to time in accordance with this Agreement);

                           (n) $100,000 Series N Floating Rate Subordinated
                  Convertible Debentures (the "Series N Debenture"), such term to include each Series N Debenture delivered from time to time in accordance with this Agreement);

                           (o) $100,000 Series O Floating Rate Subordinated
                  Convertible Debentures (the "Series O Debenture"), such term to include each Series O Debenture delivered from time to time in accordance with this Agreement);

                           (p) $100,000 Series P Floating Rate Subordinated
                  Convertible Debentures (the "Series P Debenture"), such term to include each Series P Debenture delivered from time to time in accordance with this Agreement);

                           (q) $100,000 Series Q Floating Rate Subordinated
                  Convertible Debentures (the "Series Q Debenture"), such term to include each Series Q Debenture delivered from time to time in accordance with this Agreement); and

                           (r) $90,000 Series R Floating Rate Subordinated
                  Convertible Debentures (the "Series R Debenture"), such term to include each Series R Debenture delivered from time to time in accordance with this Agreement).

                  The Series A Debenture, Series B Debenture, Series C Debenture, Series D Debenture, Series E Debenture, Series F Debenture, Series G Debenture, Series H Debenture, Series I Debenture, Series J Debenture, Series K Debenture, Series L Debenture, Series M Debenture, Series N Debenture, Series O Debenture, Series P Debenture, Series Q Debenture and Series R Debenture shall be referred to in this Agreement collectively




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                  as the "Debentures" (the Series R Debenture, together with the
                  Series I Debenture, Series J Debenture, Series K Debenture, Series L Debenture, Series M Debenture, Series N Debenture, Series O Debenture, Series P Debenture and Series Q Debenture, are sometimes collectively referred to as the "Discretionary Purchase Debentures"), such term to include any such debentures issued in substitution therefor pursuant to Section 13 of this Agreement. The Series A Debenture, Series B Debenture, Series C Debenture, Series D Debenture, Series E Debenture, Series F Debenture, Series G Debenture, Series H Debenture, Series I Debenture, Series J Debenture, Series K Debenture, Series L Debenture, Series M Debenture, Series N Debenture, Series O Debenture, Series P Debenture, Series Q Debenture and Series R Debenture shall be substantially in the forms set out in EXHIBIT 1, EXHIBIT 2, EXHIBIT 3, EXHIBIT 4,
                  EXHIBIT 5, EXHIBIT 6, EXHIBIT 7, EXHIBIT 8, EXHIBIT 9, EXHIBIT 10, EXHIBIT 11, EXHIBIT 12, EXHIBIT 13, EXHIBIT 14, EXHIBIT
                  15, EXHIBIT 16, EXHIBIT 17 AND EXHIBIT 18 respectively, with such changes therefrom, if any, as may be approved by Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in this Agreement or in SCHEDULE A. References to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement, and references to Sections are, unless otherwise specified, references to Sections of this Agreement."

         1.2 Sale and Purchase of Debenture. Section 2 is hereby deleted in its entirety and the following is substituted therefor:

                  "Subject to the terms and conditions of this Agreement, the Company will issue and sell to Purchaser and Purchaser will purchase from the Company, at the Closing, Additional Closings and Additional Discretionary Purchase Closings provided for in
                  Section 3, Debentures in the principal amount and in the Series specified in EXHIBITS 1 through 18, at the purchase price of 100% of the principal amount thereof, and Reference Rate of interest, redemption and conversion rights and other terms and conditions as provided therein."

         1.3 Additional Closings. Section 3.2 is hereby deleted in its entirety and the following is substituted therefor:

                  "The sale and purchase of the Series B-I Debentures to be purchased by Purchaser shall occur at closings (the "Additional Closing") on the dates set forth on SCHEDULE 3.2 (each an "Additional Closing Date"). The Company acknowledges receipt of Purchaser's $60,000 payment on July 30, 2001 and Purchaser's $250,000 payment on August 10, 2001 for the Series G Debenture. At each Additional Closing the Company will deliver the appropriate Series B-H Debentures to be purchased by Purchaser in accordance with each Additional Closing Date in the form of a single Debenture (or such greater number of Debentures in denominations of at



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                  least $50,000 as Purchaser may request) registered in
                  Purchaser's name (or in the name of Purchaser's nominee), against delivery by Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company or by Purchaser check sent via courier for next day delivery. If at any Additional Closing the Company shall fail to tender such Debenture to Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to Purchaser's reasonable satisfaction, Purchaser shall, at Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights Purchaser may have by reason of such failure or such nonfulfillment. The Company shall deliver to Purchaser an Officer's Certificate and a Secretary's Certificate dated the Additional Closing Date in a form reasonably acceptable to Purchaser's counsel."

         1.4      Additional Closings of Discretionary Purchase Debentures.
Section 3.3 is hereby added as follows:

                  "Subject to the terms and conditions of this Agreement, the sale and purchase of the Series J-R Debentures to be purchased by Purchaser shall occur at closings on the dates set forth on
                  Schedule 3.2 (each an "Additional Discretionary Purchase Closing" and each an "Additional Discretionary Purchase Closing Date"). At each Additional Discretionary Purchase Closing the Company will deliver the appropriate Series J-R Debentures to be purchased by Purchaser in accordance with each Additional Discretionary Purchase Closing Date in the form of a single Debenture (or such greater number of Debentures in denominations of at least $50,000 as Purchaser may request) registered in Purchaser's name (or in the name of Purchaser's nominee), against delivery by Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company or by Purchaser check sent via courier for next day delivery. If at any Additional Discretionary Purchase Closing the Company shall fail to tender such Debenture to Purchaser as provided above in this Section 3, or any of the conditions specified in
                  Section 4 shall not have been fulfilled, Purchaser shall, at Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights Purchaser may have by reason of such failure or such nonfulfillment. The Company shall deliver to Purchaser an Officer's Certificate and a Secretary's Certificate dated the Additional Discretionary Purchase Closing Date in a form reasonably acceptable to Purchaser's counsel."

         1.5 Condition to Closing. Section 4 is hereby deleted in its entirety and the following is substituted therefor:



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                  "The Purchaser's obligation to purchase and pay for the
                  Debentures and the Company's obligation to sell the Debentures to Purchaser at the Closing, each Additional Closing and each Discretionary Purchase Closing is subject to the condition that the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, each Additional Closing and each Additional Discretionary Purchase Closing after giving effect to the issue and sale of the Debentures. No Default or Event of Default shall have occurred and be continuing. The purchase of each Discretionary Purchase Debenture is subject to Purchaser's sole and absolute discretion, irrespective of whether the Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed and complied with by it prior to each Additional Discretionary Purchase Closing."

         1.6 Representations and Warranties of the Company. The first sentence of Section 5 is hereby deleted in its entirety and the following is substituted therefor:

                  "The Company represents and warrants to Purchaser on the Closing Date and on the Additional Closing Date for the Series G Debenture that:"

         1.7 No Undisclosed Liabilities. Section 5.3 is hereby deleted in its entirety and the following is substituted therefor:

                  "Except as disclosed in the financial statements referred to in Section 5.5, such financial statements taken as a whole do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. As of the Closing Date, with respect to the financial statements referred to in Section 5.5, for the period ended September 30, 2000, there has been no change in the financial condition, operations, business or Properties of the Company or any of its Subsidiaries except changes disclosed in such financial statements that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. With respect to the financial statements referred to in Section 5.5, for the period ended June 30, 2001, there has been no change in the financial condition, operations, business or Properties of the Company or any of its Subsidiaries except changes disclosed in such financial statements that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect."

         1.8 Financial Statements. Section 5.5 is hereby deleted in its entirety and the following is substituted therefor:



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                  "The Company has delivered to Purchaser copies of the
                  financial statements of the Company and its Subsidiaries as of
                  (a) the Closing attached as Schedule 5.5 and (b) June 30, 2001 attached as Schedule 5.5.1, and additional financial statements as required in Section 7.1 hereof. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments)."

         1.9 Additional Disclosures. Section 5.20 is hereby deleted in its entirety and the following is substituted therefor:

                  "The Company has provided Purchaser with the latest version of
                  (a) its Business Plan and (b) most recent draft of the Company's budget for the fiscal year 2000 and 2001, both of which are complete and correct as of the date hereof. The Company will apply the proceeds from the sale of the Debentures consistent with the Business Plan."

         1.10 Authorized Capital Stock. Section 5.21 is hereby deleted in its entirety and the following substituted therefor:

                  "The authorized capital stock of the Company on this date of this Agreement is set forth on SCHEDULE 5.21. The Company covenants and agrees that at the time of any Conversion Date (as defined in Section 8.6), 15,425,156 shares (reduced to reflect conversions previously made under Section 8.6) of the Company's Common Stock, par value 0.001 per share ("Common Stock"), will be validly authorized, issued and outstanding, fully paid and nonassessable, free from all preemptive rights, taxes, Liens and charges with respect to the issue thereof, with no personal liability attaching to the ownership thereof. On the date of this Agreement, there are 15,425,156 shares of Common Stock reserved for issuance in connection with Purchaser's conversion rights set forth in Section 8.6. The Company covenants and agrees that it will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for issuance in connection with your conversion rights set forth in Section 8.6. The Company further covenants and agrees the Company will from time to time take all such action as may be required to assure that the stated or par value per share of Common Stock is at all times equal to or less than the effective conversion price per share of Common Stock issuable upon conversion of the Debentures. As of the date of this Agreement SCHEDULE 5.21 sets forth shares of Common Stock reserved for issuance in connection with options which have been



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                  granted or are currently committed to be granted or have not yet been exercised. As of the date of this Agreement the number of shares of Common Stock and number of subscriptions, warrants, options, convertible securities and other rights (contingent or other) to purchase or otherwise acquire equity securities of the Company are set forth in SCHEDULE 5.21. The designations, powers, preferences rights, qualifications, limitations and restrictions on the date of this Agreement in respect of each class and series of authorized capital stock of the Company are set forth in SCHEDULE 5.21. The Company on the date of this Agreement has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equities securities or any interest therein or to pay any dividend or make any other distribution in respect thereof except as set forth in this Agreement, the Registration Rights Agreement dated November 1, 2000 by and between the Company and Purchaser (the "Registration Rights Agreement") and
                  SCHEDULE 5.21. The Company on the date of this Agreement is not a party to any voting trusts or agreements, stockholders agreements, pledge agreements, buy-sell agreements, agreements containing rights of first refusal or preemptive rights, and there are no proxies relating to any securities of the Company, except for this Agreement. To the knowledge of the Company's Chief Financial Officer, assuming the accuracy of the representations and warranties contained in SCHEDULE 5.21, all of the outstanding securities of the Company have been issued in compliance with all applicable U.S. and Canadian securities laws concerning the issuance of securities."

         1.11 Intellectual Property; Proprietary Information of Third Parties. Section 5.22 is hereby deleted in its entirety and the following is substituted therefor:

                  "The Company is in compliance as of the date of this Agreement and will be in compliance on the Additional Closing Date for the Series G Debenture with all of its representations, warranties and covenants with respect to the Intellectual Property, as defined in the Amended and Restated Loan and Security Agreement made and dated as of July 30, 2001 among Purchaser and CityXpress.Com Corp., a Florida corporation, and its Wholly-Owned Subsidiaries Xceedx Technologies Inc. and Welcome To Search Engine Inc., corporations organized under the laws of the province of British Columbia, Canada (the "Borrowers"), which amends and supercedes that certain Loan and Security Agreement dated as of August 16, 2000, as amended, among the Borrowers and the Purchaser (the "Loan and Security Agreement")."

         1.12 Conversion. Section 8.6 is hereby deleted in its entirety and the following is substituted therefor:

                  "A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock of the Company at any time before the close of business on the Optional Redemption Date or Mandatory Redemption Date, as the case may be (each such conversion is a "Conversion Date"), subject at all times thereafter to the benefits of the Registration Rights Agreement in accordance with the terms thereof and the terms of the Debentures attached as EXHIBITS 1 through 18. If the Debenture is called for redemption, the holder may convert it at any time before the close of business on the Optional Redemption Date or Mandatory Redemption Date, as the case may be. The Series A-F Debentures shall be converted, subject to adjustment as provided in each Debenture, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.2173 of principal debt balance due on the Debenture (the " Series A-F Debentures Conversion Price"), and
                  (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in
                  Section 8.1 hereof (the "Interest Conversion Rate"). The Series G-R Debentures shall be converted, subject to adjustment as provided in each Debenture, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Series G-R Debentures Conversion Price"), and
                  (b) one (1) share of Common Stock of the Company times the Interest Conversion Rate. No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share."

         1.13 Reservation of Common Stock. Section 9.7 is hereby added as follows:

                  "The Company shall at all times keep reserved out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Debentures into Common Stock, sufficient shares of Common Stock to allow for such conversions."

         1.14     Other Agreements. Section 9.8 is hereby added as follows:

                  "The Company will not enter into any agreement, or any amendment or modification of any existing agreement, which expressly restricts or prohibits the Company from performing this Agreement or the Other Agreements."

         1.15 Total Indebtedness. Section 10.1 is hereby deleted in its entirety and the following is substituted therefor:

                  "The Company will not, and will not permit any Subsidiary to, at any time, directly or indirectly create, incur, issue, assume, guaranty or otherwise become liable with respect to any Indebtedness outstanding other than (a) the Existing Indebtedness existing on the date hereof and as contemplated under the terms of the Series A-R Debentures or (b) Indebtedness incurred in respect of and not exceeding the amount of any Lien permitted under clauses (i), (ii), (iii),
                  (iv), (v), and (vi) of Section 10.6(a), unless the consent of the Purchaser shall have been obtained."

         1.16 Events of Default. Section 11(c) is hereby deleted in its entirety and the following is substituted therefor:

                  "(c) the Company defaults in the performance of or compliance with any term not referred to in clauses (a) and (b) of this
                  Section 11 and contained in Section 10.1 through Section 10.7 hereto or under the Other Agreements, including, without limitation, the Loan and Security Agreement and such default is not remedied within 5 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Debenture (any such written notice to be identified as a 'notice of default' and to refer specifically to this clause (c) of Section 11); or"

         1.17 Events of Default. Section 11(i) is hereby deleted in its entirety and the following is substituted therefor:

                  "(i) A judgement and order requiring payment in excess of $50,000 shall be rendered against the Company and its Significant Subsidiaries or any of them and such judgment or order shall remain unsatisfied or undischarged and in effect for ninety (90) consecutive days without judicial enforcement or execution, provided that this subsection (i) shall not apply to any judgment for which the Company and its Significant Subsidiaries or any of them are fully insured and with respect to which the insurer has admitted in writing its liability for a full payment thereof."

         1.18     Events of Default. Section 11(j) is hereby added as follows:

                  "Company shall fail to secure the following 'Qualifying Customer Agreements' between August 1, 2001 and October 31, 2001: (i) agreement(s) with one or more new customers to launch the Company's products in a minimum of four newspapers within eight weeks of the customer's signature of the agreement; (ii) agreements with customers of the Company prior to August 1, 2001, to launch the Company's products in a minimum of four newspapers; and (iii) agreements resulting in two new E-Team assisted launches per month in each of the months of August, September and October with newspapers, with Company's E-Team providing training services for the newspaper's sales force. The agreements referred to in items
                  (i) and (iii) of this subsection 11(j) shall contain the Company's standard terms providing for revenues from editorial content and for insertion fees from the sale of the Company's promotional products to the newspaper's advertisers. On the last business day of each of the monthly periods, the Company shall submit to the Purchaser a written summary of Qualifying Customer Agreements, by category by newspaper."

         1.19     Transfer and Exchange of Debentures. The third sentence of
Section 13.2 is hereby deleted in its entirety and the following is substituted therefor:

                  "Each such new Debenture shall be payable to such Person as such holder may request and shall be substantially in the form of EXHIBIT 1, EXHIBIT 2, EXHIBIT 3, EXHIBIT 4, EXHIBIT 5,
                  EXHIBIT 6, EXHIBIT 7, EXHIBIT 8, EXHIBIT 9, EXHIBIT 10,
                  EXHIBIT 11 EXHIBIT 12, EXHIBIT 13, EXHIBIT 14, EXHIBIT 15,
                  EXHIBIT 16, EXHIBIT 17 OR EXHIBIT 18 as applicable."

         1.20 Schedules. The following defined terms in Schedule A are hereby deleted and the following are substituted therefor:

                 "'HOLDER' means, with respect to any Debenture, the Person in whose name such Debenture is registered in the register maintained by the Company pursuant to Section 13.1.

                  'OTHER AGREEMENTS' shall mean the Debentures, Loan and Security Agreement, the Notes issued thereunder, Registration Rights Agreement and Collateral License Agreement dated as of July 30, 2001 and any other instrument delivered pursuant hereto or thereto.

                  'SERIES' means any or all of any series of Debentures issued hereunder."

         1.21 Schedules. Schedule 3.2 is hereby deleted in its entirety and the attached Schedule 3.2 is substituted therefor.

         1.22 Schedules. Schedule 5.5 and Schedule 5.5.1 are hereby added to this Agreement.

         1.23 Schedules. Schedule 5.15 is hereby deleted in its entirety and the attached Schedule 5.15 is substituted therefor.

         1.23 Schedules. Schedule 5.21 is hereby deleted in its entirety and the attached Schedule 5.21 is substituted therefor.

         1.25     Exhibits. Exhibits 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 and
18 are hereby added to the Investment Agreement in the form attached hereto.

         2. REPRESENTATIONS AND WARRANTIES. The Company represent and warrant to the Purchaser that, on and as of the date hereof, and after giving effect to this Amendment:

         2.1 AUTHORITY. The Company has all the necessary corporate power to make, execute and deliver this Amendment and the Debentures, and this Amendment is the legal, valid and enforceable obligation of the Company it purports to be.

         2.2 NO LEGAL OBSTACLE TO AMENDMENT. Neither the execution of this Amendment, the making by the Company of any sales under the Investment Agreement, nor the performance of the Investment Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company, or result in the creation under any agreement or instrument of any security interest, lien, charge or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Amendment and the Other Agreements, or the transactions contemplated hereby or thereby, or the making of any sales to Purchaser under the Investment Agreement.

         2.3 INCORPORATION OF CERTAIN REPRESENTATIVES. The representations and warranties set forth in Section 5 of the Investment Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

         2.4 DEFAULT. No unmatured Event of Default or Event of Default has occurred and is continuing under the Investment Agreement.

         3.       MISCELLANEOUS.

         3.1 EFFECTIVENESS OF THE AMENDMENT; EXECUTION IN COUNTERPARTS. Except as hereby expressly amended, the Investment Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. This Amendment shall become effective upon the execution hereof by each of the Company and the Purchaser and delivery of the same to the Purchaser. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

         3.2 WAIVERS. This Amendment is specific in time and in intent and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Investment Agreement, any Other Agreement or under any agreement, contract, indenture, document or instrument mentioned in the Investment Agreement; nor does it preclude any exercise thereof, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in this Amendment, constitute a waiver of any other default of the same or of any other term or provision.

         3.3 JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF IOWA.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COMPANY:                                     PURCHASER:

CITYXPRESS.COM CORP.                         LEE ENTERPRISES, INCORPORATED


         /s/ Ken Bradley                              /s/ Gregory Schermer

Chief Operating Officer & CFO                Vice President Interactive Media

                                  SCHEDULE 3.2

                      SCHEDULE OF ADDITIONAL CLOSING DATES

                                                                       Closing Date
                                                                       ------------

Series A $250,000 Floating Rate Subordinated Convertible Debenture     November 10, 2000

Series B $250,000 Floating Rate Subordinated Convertible Debenture     November 10, 2000

Series C $250,000 Floating Rate Subordinated Convertible Debenture     December 1, 2000

Series D $250,000 Floating Rate Subordinated Convertible Debenture     January 1, 2001

Series E $250,000 Floating Rate Subordinated Convertible Debenture     March 1, 2001

Series F $250,000 Floating Rate Subordinated Convertible Debenture     May 1, 2001

Series G $310,000 Floating Rate Subordinated Convertible Debenture     August 10, 2001

Series H $200,000 Floating Rate Subordinated Convertible Debenture     September 1, 2001

Series I $200,000 Floating Rate Subordinated Convertible Debenture     October 1, 2001

Series J $50,000 Floating Rate Subordinated Convertible Debenture      November 1, 2001

Series K $50,000 Floating Rate Subordinated Convertible Debenture      December 1, 2001

Series L $100,000 Floating Rate Subordinated Convertible Debenture     January 2, 2002

Series M $100,000 Floating Rate Subordinated Convertible Debenture     February 1, 2002

Series N $100,000 Floating Rate Subordinated Convertible Debenture     March 1, 2002

Series O $100,000 Floating Rate Subordinated Convertible Debenture     April 1, 2002

Series P $100,000 Floating Rate Subordinated Convertible Debenture     May 1, 2002

Series Q $100,000 Floating Rate Subordinated Convertible Debenture     June 1, 2002

Series R $90,000 Floating Rate Subordinated Convertible Debenture      July 1, 2002

                                                                       EXHIBIT 1

              FORM OF $250,000 SERIES A FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                       EXHIBIT 2

              FORM OF $250,000 SERIES B FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                       EXHIBIT 3

              FORM OF $250,000 SERIES C FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                       EXHIBIT 4

              FORM OF $250,000 SERIES D FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                       EXHIBIT 5

              FORM OF $250,000 SERIES E FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                       EXHIBIT 6

              FORM OF $250,000 SERIES F FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                       EXHIBIT 7

              FORM OF $310,000 SERIES G FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                       EXHIBIT 8

              FORM OF $200,000 SERIES H FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                       EXHIBIT 9

              FORM OF $200,000 SERIES I FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                      EXHIBIT 10

               FORM OF $50,000 SERIES J FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                      EXHIBIT 11

               FORM OF $50,000 SERIES K FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                      EXHIBIT 12

              FORM OF $100,000 SERIES L FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                      EXHIBIT 13

              FORM OF $100,000 SERIES M FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                      EXHIBIT 14

              FORM OF $100,000 SERIES N FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                      EXHIBIT 15

              FORM OF $100,000 SERIES O FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                      EXHIBIT 16

              FORM OF $100,000 SERIES P FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                      EXHIBIT 17

              FORM OF $100,000 SERIES Q FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                                                      EXHIBIT 18

               FORM OF $90,000 SERIES R FLOATING RATE SUBORDINATED
                              CONVERTIBLE DEBENTURE

                                  SCHEDULE 5.5

                  FINANCIAL STATEMENTS AS OF SEPTEMBER 30, 2000

Consolidated Quarterly
Financial Statements

CITYXPRESS.COM CORP.
September 30, 2000

CITYXPRESS.COM CORP.

                           CONSOLIDATED BALANCE SHEETS
          [See Nature of Operations and Basis of Presentation - Note 1]

As at September 30                                                                    (Expressed in U.S. dollars)

                                                                                      SEPTEMBER 30        JUNE 30
                                                                                          2000              2000
                                                                                           $                 $
-------------------------------------------------------------------------------------------------------------------

ASSETS [note 4]
CURRENT
Cash and cash equivalents                                                                      --            38,963
Accounts receivable, net of allowance for doubtful accounts
   of nil in 2000                                                                          34,666            28,903
Other receivables                                                                           8,064            26,220
Prepaid expenses and other                                                                129,277           159,557
-------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                      172,007           253,643
Property and equipment, net                                                                59,629            67,348
eCommerce technology, net of amortization of $787,000
   at September 30, 2000 and $668,950 at June 30, 2000                                    629,484           747,534
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                              861,120         1,068,525
===================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT
Bank indebtedness                                                                          22,952                --
Accounts payable and accrued liabilities                                                  300,688           361,921
Demand instalment loan [note 4]                                                           166,087           167,213
Shareholders' loans [note 5 (a)]                                                          249,973           252,900
Loan payable [note 7]                                                                     290,000                --
Deferred revenue                                                                              808             1,206
-------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                                               1,030,508           783,240
Deferred tax liability                                                                    213,100           253,100
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                       1,243,608         1,036,340
Commitments

STOCKHOLDERS' EQUITY (DEFICIT)
Share capital [note 6]
   Common stock - $0.001 par value
     Authorized shares: 50,000,000
     Issued and outstanding: 23,008,098 at September 30, 2000 and June 30, 2000            14,497            14,497
   Additional paid in capital                                                           5,719,581         5,687,761
Other comprehensive income                                                                 19,625            19,625
Deficit                                                                                (6,136,191)       (5,689,698)
-------------------------------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                                     (382,488)           32,185
-------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                861,120         1,068,525
===================================================================================================================

See accompanying notes

On behalf of the Board:

                                    Director                      Director

CITYXPRESS.COM CORP.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
          [See Nature of Operations and Basis of Presentation - Note 1]

Three months ended September 30                              (Expressed in U.S. dollars)

                                                               2000               1999
                                                                 $                  $
------------------------------------------------------------------------------------------

REVENUE
Development fees                                                  8,862                 --
Hosting fees                                                     11,989              2,296
Training fees                                                     7,439                 --
Banner Advertising fees                                          31,065                 --
Premier Listings fees                                             8,667                 --
Coupons fees                                                      3,265                 --
E-commerce fees                                                   4,429                 --
License fees                                                         --              2,019
------------------------------------------------------------------------------------------
TOTAL REVENUES                                                   75,716              4,315
Cost of sales                                                    70,169                 19
------------------------------------------------------------------------------------------
GROSS PROFIT (LOSS)                                               5,547              4,296

OPERATING EXPENSES
Sales and marketing                                              81,018             58,648
Product development and technology                              103,991            221,994
Finance and administration                                      176,935            177,309
Amortization of eCommerce technology                            118,050            118,050
------------------------------------------------------------------------------------------
                                                                479,994            576,001
------------------------------------------------------------------------------------------
Operating loss                                                 (474,447)          (571,705)
OTHER INCOME (EXPENSE)
   Interest expense                                             (14,909)            (1,806)
   Interest and miscellaneous income                                152                171
   Foreign exchange gain                                          2,711                 --
------------------------------------------------------------------------------------------
Total other expense                                             (12,046)            (1,635)
------------------------------------------------------------------------------------------
Loss before income taxes                                       (486,493)          (573,340)
Deferred income tax recovery                                     40,000             40,000
------------------------------------------------------------------------------------------
NET LOSS FOR THE PERIOD                                        (446,493)          (533,340)
==========================================================================================
COMPREHENSIVE LOSS
Net loss for the period                                        (446,493)          (533,340)
Foreign currency translation                                         --                754
------------------------------------------------------------------------------------------
COMPREHENSIVE LOSS FOR THE PERIOD                              (446,493)          (532,586)
==========================================================================================
NET LOSS PER COMMON SHARE [NOTE 6(D)]
   Basic and diluted                                              (0.02)             (0.03)
==========================================================================================
WEIGHTED AVERAGE NUMBER OF COMMON SHARES [NOTE 6(D)]
   Basic                                                     23,008,098         20,558,910
==========================================================================================

See accompanying notes

CITYXPRESS.COM CORP.

            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) [See Nature of Operations and Basis of Presentation - Note 1]

                                                     (Expressed in U.S. dollars)

                                                                              COMMON         COMMON         COMMON     ADDITIONAL
                                                                COMMON      STOCK TO BE    STOCK ISSUED   STOCK TO BE   PAID IN
                                                                STOCK         ISSUED     AND OUTSTANDING    ISSUED      CAPITAL
                                                                  #             #               $             $            $
----------------------------------------------------------------------------------------------------------------------------------

Deemed outstanding as of June 30, 1998 [note 1]                      800     1,756,380             --       276,903             5
Deemed common shares issued for cash received in the prior
   year [note 6(a)]                                              160,000      (160,000)            --       (17,033)       17,033
Deemed common shares issued for services rendered in the
   prior year [note 6(a)]                                        160,000      (160,000)            --       (30,521)       30,521
Deemed common shares issued for investment in the prior
   year [note 6(a)]                                               40,000       (40,000)            --        (3,406)        3,406
Deemed common shares issued for services rendered in the
   prior year [note 6(a)]                                      4,499,200            --             --            --       863,718
Deemed common shares issued for services rendered in the
   current year [note 6(a)]                                    1,337,248            --             --            --       253,936
Deemed common shares issued for cash [note 6(a)]                 237,667            --             --            --        40,337
Deemed common shares issued to charitable organizations
   [note 6(a)]                                                    80,000            --             --            --        15,207
Prior year's subscription shares issued in the current
   year,  net of share issue costs of $10,187 [note 6(a)]      1,396,380    (1,396,380)            --      (225,943)      225,943
Deemed common shares issued pursuant to private placement,
   net of issue costs of  $32,487 [note 6(a)]                    598,705            --             --            --       143,318
----------------------------------------------------------------------------------------------------------------------------------
DEEMED OUTSTANDING AS OF JANUARY 7, 1999                       8,510,000            --             --            --     1,593,424
==================================================================================================================================
Acquisition of CityXpress.com by WelcomeTo                     5,100,000            --          5,100            --       719,889
Acquisition of Xceedx [note 2]                                 6,250,000            --          6,250            --       868,750
Shares to be issued for services rendered [note 6(a)]                 --       450,000             --            --       225,000
Finders fees acquisition costs [note 2]                               --            --             --            --      (225,000)
Shares issued pursuant to private placement [note 6(a)]           33,333            --             33            --        99,966
Shares to be issued [note 6(a)]                                       --       177,860             --       266,790            --
Net loss for the period                                               --            --             --            --            --
Foreign currency translation                                          --            --             --            --            --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING AS OF JUNE 30, 1999                               19,893,333       627,860         11,383       266,790     3,282,029
==================================================================================================================================
Shares issued pursuant to share subscriptions [note 6(a)]        177,860      (177,860)           178      (266,790)      266,612
Shares issued for services [note 6(a)]                           450,000      (450,000)           450            --          (450)
Shares issued pursuant to private placement, net of share
   issue costs of $16,667 [note 6(a)]                          2,234,438            --          2,234            --     1,007,268
Shares issued for services rendered or to be rendered
   [note 6(a)]                                                   252,467            --            252            --       290,518
Stock based compensation [notes 6(a)]                                 --            --             --            --       277,668
Beneficial conversion feature of warrants [note 6(a)]                 --            --             --            --       564,116
Net loss for the period                                               --            --             --            --            --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING AS OF JUNE 30, 2000                               23,008,098            --         14,497            --     5,687,761
==================================================================================================================================
Stock based compensation [note 6(a)]                                  --            --             --            --        31,820
Net loss for the period                                               --            --             --            --            --
----------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING AS OF SEPTEMBER  30, 2000                         23,008,098            --         14,497            --     5,719,581
==================================================================================================================================

                                                                 OTHER                       TOTAL
                                                              COMPREHENSIVE              STOCKHOLDERS'
                                                                 INCOME      DEFICIT    EQUITY (DEFICIT)
                                                                   $            $              $
--------------------------------------------------------------------------------------------------------

Deemed outstanding as of June 30, 1998 [note 1]                   25,519    (1,096,067)      (793,640)
Deemed common shares issued for cash received in the prior
   year [note 6(a)]                                                   --            --             --
Deemed common shares issued for services rendered in the
   prior year [note 6(a)]                                             --            --             --
Deemed common shares issued for investment in the prior
   year [note 6(a)]                                                   --            --             --
Deemed common shares issued for services rendered in the
   prior year [note 6(a)]                                             --            --        863,718
Deemed common shares issued for services rendered in the
   current year [note 6(a)]                                           --            --        253,936
Deemed common shares issued for cash [note 6(a)]                      --            --         40,337
Deemed common shares issued to charitable organizations
   [note 6(a)]                                                        --            --         15,207
Prior year's subscription shares issued in the current
   year,  net of share issue costs of $10,187 [note 6(a)]             --            --             --
Deemed common shares issued pursuant to private placement,
   net of issue costs of  $32,487 [note 6(a)]                         --            --        143,318
--------------------------------------------------------------------------------------------------------
DEEMED OUTSTANDING AS OF JANUARY 7, 1999                          25,519    (1,096,067)       522,876
========================================================================================================
Acquisition of CityXpress.com by WelcomeTo                            --            --        724,989
Acquisition of Xceedx [note 2]                                        --            --        875,000
Shares to be issued for services rendered [note 6(a)]                 --            --        225,000
Finders fees acquisition costs [note 2]                               --            --       (225,000)
Shares issued pursuant to private placement [note 6(a)]               --            --         99,999
Shares to be issued [note 6(a)]                                       --            --        266,790
Net loss for the period                                               --    (1,642,078)    (1,642,078)
Foreign currency translation                                      (5,894)           --         (5,894)
--------------------------------------------------------------------------------------------------------
OUTSTANDING AS OF JUNE 30, 1999                                   19,625    (2,738,145)       841,682
========================================================================================================
Shares issued pursuant to share subscriptions [note 6(a)]             --            --             --
Shares issued for services [note 6(a)]                                --            --             --
Shares issued pursuant to private placement, net of share
   issue costs of $16,667 [note 6(a)]                                 --            --      1,009,502
Shares issued for services rendered or to be rendered
   [note 6(a)]                                                        --            --        290,770
Stock based compensation [notes 6(a)]                                 --            --        277,668
Beneficial conversion feature of warrants [note 6(a)]                 --      (564,116)            --
Net loss for the period                                               --    (2,387,437)    (2,387,437)
--------------------------------------------------------------------------------------------------------
OUTSTANDING AS OF JUNE 30, 2000                                   19,625    (5,689,698)        32,185
========================================================================================================
Stock based compensation [note 6(a)]                                  --            --         31,820
Net loss for the period                                               --      (446,493)      (446,493)
--------------------------------------------------------------------------------------------------------
OUTSTANDING AS OF SEPTEMBER  30, 2000                             19,625    (6,136,191)      (382,488)
========================================================================================================

See accompanying notes

CITYXPRESS.COM CORP.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
          [See Nature of Operations and Basis of Presentation - Note 1]

Three months ended September 30                                         (Expressed in U.S. dollars)

                                                                             2000          1999
                                                                               $            $
---------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
Net loss for the period                                                    (446,493)     (533,340)
Adjustments to reconcile net loss to net cash
   used in operating activities:
   Amortization                                                             118,050       118,050
   Depreciation                                                              11,257        11,114
   Deferred income tax recovery                                             (40,000)      (40,000)
   Stock based compensation                                                  31,820            --
   Foreign exchange gain                                                     (2,711)           --
Changes in operating assets and liabilities:
   Accounts receivable                                                       (6,267)          941
   Other receivables                                                         18,176         9,538
   Prepaid expenses and other                                                30,301      (127,596)
   Accounts payable and accrued liabilities                                 (58,772)      (93,080)
   Deferred revenue                                                            (389)       (1,899)
---------------------------------------------------------------------------------------------------
NET CASH (USED IN) OPERATING ACTIVITIES                                    (345,028)     (656,272)
---------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
Purchase of property and equipment                                           (3,213)      (10,965)
---------------------------------------------------------------------------------------------------
NET CASH (USED) IN INVESTING ACTIVITIES                                      (3,213)      (10,965)
---------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
Borrowings under bank indebtedness                                           22,952        (1,129)
Proceeds from loan payable                                                  290,000            --
Repayments of demand loans                                                   (1,126)       (1,521)
Repayments of shareholders' loans                                               (44)           --
Proceeds from stock issued and to be issued, net of share issue costs            --       450,790
---------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                   311,782       448,140
---------------------------------------------------------------------------------------------------
Effect of foreign exchange rate changes on cash                              (2,504)        7,774

NET (DECREASE) IN CASH AND CASH EQUIVALENTS DURING THE PERIOD               (38,963)     (211,323)
Cash and cash equivalents, beginning of period                               38,963       234,214
---------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                         --        22,891
====================================================================================================

SUPPLEMENTAL DISCLOSURE
Interest paid                                                                14,909         1,806
====================================================================================================

See accompanying notes

1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

These consolidated financial statements are the continuing financial statements of WelcomeTo Search Engine ("WelcomeTo"), a British Columbia corporation which was incorporated on October 27, 1997. On January 7, 1999, WelcomeTo acquired 100% of the common shares of CityXpress.com Corp. ("CityXpress.com"); a United States non-operating company traded on the NASDAQ OTC Bulletin Board. After the acquisition on January 7, 1999, the accounting entity continued under the name of CityXpress.com.

CityXpress.com Corp. ("Company") is a software developer and Internet publisher.

The Company's consolidated financial statements for the three months ended September 30, 2000 have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company incurred a net loss of $446,493 for the three months ended September 30, 2000 and has a working capital deficiency of $858,501 and deficit in stockholder's equity of $6,136,191 at September 30, 2000. The ability of the Company to continue as a going concern is dependent upon its ability to achieve profitable operations and to obtain additional capital. Management expects to raise additional capital through private placements and other types of venture funding. The outcome of these matters cannot be predicted at this time. No assurances can be given that the Company will be successful in raising sufficient additional capital. Further, there can be no assurance, assuming the Company successfully raises additional funds, that the Company will achieve positive cash flow. If the Company is unable to obtain adequate additional financing, management will be required to curtail the Company's operating expenses. These consolidated financial statements do not include any adjustments to the specific amounts and classifications of assets and liabilities, which might be necessary should the Company be unable to continue in business.

These financial statements have been prepared by management in accordance with generally accepted accounting principles in the United States and in the opinion of management reflect all adjustments, which consist only of normal and recurring adjustments necessary to present fairly the financial position and results of operations and cash flows.

These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended June 30, 2000.

2. ECOMMERCE TECHNOLOGY

eCommerce technology arose as part of the acquisition of Xceedx Technologies Inc. and is being amortized on a straight-line basis over its useful life, which is 36 months.

3. CREDIT RISK

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents and accounts receivable. The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses which, when realized, have been within range of management's expectations.

For the three months ended September 30, 2000, approximately 99% of the Company's total revenues were generated through sales to one customer [1999 - nil]. At September 30, 2000, approximately 97% of the Company's accounts receivable balance were due from this customer [1999 - nil].

4. DEMAND INSTALMENT LOAN

In January 2000, the Company restructured its credit facility with the bank. In addition, the existing loan was refinanced into a demand instalment of $169,687 (Cdn $250,000). The loan bears interest at the bank prime rate plus 1% and is repayable in equal monthly principal and interest instalments of $1,563 for the period March 15, 2000 to February 15, 2015. At September 30, 2000 the balance outstanding is $166,087.

5. RELATED PARTY TRANSACTIONS

[A] SHAREHOLDERS' LOANS

During the year ended June 30, 2000, the Company entered into unsecured shareholder loan agreements with the Company's chief executive officer and chief financial officer. The demand loans outstanding at September 30, all of which are without stated terms of repayment unless otherwise stated, are summarized below:

                                                             ANNUAL
                                                            INTEREST          BALANCE OUTSTANDING
                                                             RATE AT            AT SEPTEMBER 30,
                                                        SEPTEMBER 30, 2000      2000       1999
                                                                %                $           $
--------------------------------------------------------------------------------------

Loans payable bearing interest at 10% and repayable
in equal monthly principal and interest instalments
 of $1,510                                                    10.00            166,633      --
Loan payable bearing interest at the CIBC Visa
 monthly interest rate                                        19.50             16,668      --
Loan payable bearing interest at the Scotia McLeod
monthly interest rate                                          9.50             16,668      --
Loan payable bearing interest at 4.5% per annum                4.50             33,336      --
Loan payable bearing interest at Toronto Dominion Bank
monthly TD Select Line rate                                   10.25             16,668      --
--------------------------------------------------------------------------------------
                                                                               249,973      --
======================================================================================

Interest incurred on the loans amounted to $6,475 for the three months ended September 30, 2000.

[B] OTHER

On June 13, 2000, the Company granted 541,600 warrants to two of the Company's officers, as consideration for their guarantee of the demand instalment loan [note 4] and as consideration for the shareholder loans [note 5(a)]. Each warrant is exercisable for one common share of the Company at a price of $.25 per share through June 13, 2002. The estimated fair value of these warrants at the date of issuance of $48,744 was recorded as an expense in the consolidated statement of operations for the year ended June 30, 2000. The Black Scholes option-pricing model was used to value the warrants with the following assumptions: no dividend yield; risk-free interest rate of 6.0%; expected volatility of 1.09; and an expected life of 1.5 years.

6.  SHARE CAPITAL

[A] COMMON STOCK

On June 10, 1998, the Company agreed to reacquire and cancel 110 common shares of the Company from certain shareholders. In exchange for these shares, in November 1998, the Company issued 360,000 common shares upon amendment of the authorized capital of the Company. The cost to reacquire these shares and commitment to issue new shares was recorded as a reduction in common stock and corresponding increase in stock subscriptions. This transaction was recorded using the carrying values of the common stock reacquired of $50,960.

In November 1998, Company issued 1,396,380 common shares at $0.17 (Cdn. $0.25) per share for total cash proceeds of $236,130 less issue costs of $10,187.

In November 1998, the Company issued 4,499,200 common shares to certain officers, directors and employees of the Company in exchange for services provided in the period ended June 30, 1998. In addition, the Company issued 1,337,248 common shares to certain officers, directors and employees of the Company in exchange for services provided in July and August 1998. These common shares were issued at the fair value of the common stock of approximately $0.19 (Cdn. $0.28) per share, which was based on third party stock subscriptions. The Company recorded compensation expense of $253,936 during the year ended June 30, 1999.

In November 1998, the Company issued 237,667 common shares at $0.17 (Cdn. $0.25) per share for total cash proceeds of $40,337.

In November 1998, the Company issued 80,000 shares to two charitable organizations for services rendered in July and August 1998. These shares were recorded at the fair value of the common stock of approximately $0.19 per share (Cdn $0.28), which was based on third party stock subscription agreements.

In November 1998, the Company issued 274,900 common shares at $0.17 (Cdn. $0.25) per share, 210,471 common shares at $0.34 (Cdn. $0.50) per share, and 113,334 common shares at $0.51 (Cdn. $0.75) per share pursuant to third party stock subscription agreements. The Company received total cash proceeds of $175,805 less issue costs of $32,487.

In January 1999, the Company incurred one-time finders fee costs of $225,000 related to the reverse acquisition of the Company. These costs were paid by the issuance of 450,000 common shares at $0.50 (Cdn. $0.74) per share, after the year ended June 30, 1999.

On March 15, 1999, the Company issued 33,333 common shares pursuant to stock subscription agreements at a price of $3.00 per share for cash of $99,999.

6. SHARE CAPITAL (CONT'D.)

[A] COMMON STOCK (CONT'D.)

In August 1999, the Company issued 177,860 common shares at $1.50 per share, for $266,790, net of financing commissions payable. The net cash proceeds were received prior to June 30, 1999. Each common share issued has an attached warrant which entitles the holder to acquire one common share for $1.50 each for a one-year period and $2.00 each after one year. The warrants expire on June 10, 2001.

On August 15, 1999, the Company issued 100,000 units to a vendor for marketing and advertising services. Each unit comprised one common share and one warrant entitling the vendor to acquire one common share for $1.50 each for a one-year period and $2.00 each after one year [note 12(c)]. On May 18, 2000, the Company issued an additional 140,000 units to this vendor for marketing and advertising services. Each unit comprised one common share and one warrant entitling the vendor to acquire one common share for $.25 each for a one year period, and $.75 each after one year [note 12(c)]. The Company has recorded, in additional paid in capital, the units issued at their fair value of $281,200. Of this amount, approximately $142,500 has been recorded as an expense in the consolidated statement of operations for the year ended June 30, 2000 and the remainder has been recorded as a prepaid expense to be amortized over the period the services are rendered. The Black Scholes option-pricing model was used to value the warrants with the following assumptions: no dividend yield; risk free interest rate of 6.0%; expected volatility of 1.09 and an expected life of 1.5 years.

In October and December 1999, the Company issued 99,521 common shares and warrants to acquire 99,521 common shares for cash proceeds of $136,069. Each common share has one attached warrant which entitles the holder to acquire one common share for exercise prices of $1.25 to $1.50 during the first year and $1.75 to $2.00 during the second year. The warrants expire September 30, 2001 to October 13, 2001. Pursuant to the subscription agreements, if at any time until March 31, 2000 the Company issued common shares at a share price of less than the subscription price paid by the investors, then additional common shares and warrants would be issued, such that the effective issue price of the common shares issued is equal to the lower price paid. In January 2000, the Company issued an additional 172,617 common shares for no additional consideration, pursuant to this subscription agreement. In addition, the number of warrants granted was increased by 172,617 to 272,138 and the exercise price decreased to $.50 during the first year and $.75 during the second year.

In March 2000, the Company issued 12,467 common shares at $.77 per share to a vendor for marketing services with a fair market value of $9,570.

During the year ended June 30, 2000, the Company issued 1,962,300 units for cash proceeds of $890,100 before share issue costs of $16,667. Each unit comprised one common share and one warrant entitling the holder to acquire one common share.

The total proceeds of $1,026,169 representing 2,234,438 common shares have been allocated to the common shares and the warrants based on their relative fair values. The beneficial conversion feature of the warrants has been determined to be $564,116 and has been charged to the deficit.

6. SHARE CAPITAL (CONT'D.)

[B] STOCK OPTIONS

On August 25, 1999, the Board of Directors approved the creation of the Corporate Stock Option Plan ("Plan") pursuant to which the Company has reserved 2,000,000 shares of common stock. The terms and vesting period of options are determined by the directors at the date of grant. The majority of the options granted to date are exercisable over a four-year period and vest on a cumulative basis at 1/3 per year.

In August 1999, the Company granted 675,000 stock options to employees below the fair market value of the underlying common shares on the date of grant. Compensation expense of $31,820, calculated based on the intrinsic value method, has been recorded in the consolidated statement of operations for the quarter ended September 30, 2000.

Stock option transactions for the quarter ended September 30, 2000 are summarized below:

                                                         OUTSTANDING OPTIONS
                                       SHARES        -----------------------------
                                      AVAILABLE                   WEIGHTED AVERAGE
                                    UNDER OPTION       SHARES      EXERCISE PRICE
                                         #               #               $
----------------------------------------------------------------------------------

BALANCE, JUNE 30, 1999                       --              --           --
Reserve shares                        2,000,000              --           --
Granted, July 13, 1999                 (675,000)        675,000         1.50
         May 15, 2000                  (872,500)        872,500         0.25
         June 27, 2000                 (200,000)        200,000         0.25
Forfeited                                    --        (185,000)        1.50
                                             --         (47,500)        0.25
----------------------------------------------------------------------------------
BALANCE, SEPTEMBER 30, 2000             252,500       1,515,000         0.65
==================================================================================

The following table summarizes information about stock options that are outstanding at September 30, 2000:

                                  OPTIONS OUTSTANDING               OPTIONS EXERCISABLE
                           ------------------------------------------------------------------
RANGE OF       NUMBER          WEIGHTED-        WEIGHTED-         NUMBER         WEIGHTED-
EXERCISE   OUTSTANDING AT      AVERAGE           AVERAGE       OUTSTANDING AT      AVERAGE
 PRICES     SEPTEMBER 30,     REMAINING      EXERCISE PRICE    SEPTEMBER 30,   EXERCISE PRICE
                2000       CONTRACTUAL LIFE                        2000
   $              #                                $                #               $
---------------------------------------------------------------------------------------------
 0.25         1,025,000         3.64 yrs          0.25            200,000          0.25
 1.50           490,000         2.78 yrs          1.50            163,333          1.50
---------------------------------------------------------------------------------------------
              1,515,000                                           363,333
=============================================================================================

6. SHARE CAPITAL (CONT'D.)

[B] STOCK OPTIONS (CONT'D.)

The weighted average fair value of options granted during the quarter ended September 30, 2000 was as follows:

                                                       WEIGHTED
                                                       AVERAGE
                                         OPTIONS     FAIR VALUE
                                            #             $
----------------------------------------------------------------

Exercise price:
   Equal to fair market value          1,072,500        0.19
   Greater than fair market value             --          --
   Less than fair market value           675,000        2.21
----------------------------------------------------------------
                                       1,747,500        0.97
================================================================

Pro forma information regarding net income and earnings per share is required by Statement of Financial Accounting Standard ("SFAS") No. 123, which also requires that the information be determined as if the Company had accounted for its employee stock options under the fair value method of that statement. The fair value of each option granted during the year was estimated at the date of grant using a Black-Scholes pricing model with the following weighted average assumptions: risk free interest rates of 6%; dividend yield of nil; volatility factors of the expected market price of the Company's common stock of 1.09 and a weighted average expected life of the option of 3.8 years.

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the vesting period. The Company's pro forma information for the quarter ended September 30, 2000 is as follows:

                                                                         $
------------------------------------------------------------------------------

Net loss                                                As reported  (446,493)
Beneficial conversion feature of warrants [note 6(a)]   As reported        --
APB 25 compensation expense                             As recorded        --
SFAS 123 compensation expense                           Pro forma          --
------------------------------------------------------------------------------
Pro forma net loss                                      Pro forma    (446,493)
------------------------------------------------------------------------------
Pro forma net loss per common share:
   Basic and diluted                                    Pro forma       (0.02)
==============================================================================

6. SHARE CAPITAL (CONT'D.)

[C] WARRANTS

The following represents a summary of warrants outstanding September 30, 2000:

                                               OUTSTANDING WARRANTS
                                   ---------------------------------------------
                                            EXERCISE PRICE
                                   SHARES   YEAR 1   YEAR 2
GRANT DATE                           #         $        $         EXPIRY DATE
--------------------------------------------------------------------------------
June 10, 1999                      177,860    1.50     2.00        June 10, 2001
July 14, 1999                       45,260    1.50     2.00        July 14, 2001
August 15, 1999                    100,000    1.50     2.00      August 15, 2001
September 30, 1999                 465,800    0.50     0.75   September 30, 2001
October 13, 1999                   132,138    0.50     0.75     October 13, 2001
December 10, 1999                  408,000    0.50     0.75    December 10, 2001
January 18, 2000                   138,000    0.50     0.75     January 18, 2002
January 31, 2000                   500,000    0.50     0.75     January 31, 2002
May 1, 2000                        405,240    0.25     0.75          May 1, 2002
May 18, 2000                       280,000    0.25     0.75         May 18, 2002
June 13, 2000                      541,600    0.25     0.25        June 13, 2002
---------------------------------------------------------------------------------
BALANCE, SEPTEMBER 30, 2000      3,193,898
=================================================================================

[D] LOSS PER COMMON SHARE

The following table sets forth the computation of basic and diluted loss per share:

                                                              2000            1999
                                                               $                $
---------------------------------------------------------------------------------------
NUMERATOR
Net loss for the year                                        (446,493)        (533,340)

---------------------------------------------------------------------------------------
Net loss attributable to common shareholders                 (446,493)        (533,340)

DENOMINATOR
Weighted average number of common shares outstanding       23,008,098       20,558,910

Basic loss per common share                                     (0.02)           (0.03)
=======================================================================================

For the quarters ended September 30, 2000 and 1999, all of the Company's common shares issuable upon the exercise of stock options and warrants were excluded from the determination of diluted loss per share, as their effect would be anti-dilutive.

7. LOAN PAYABLE

On August 16, 2000, the Company entered into a Loan and Security Agreement with Lee Enterprises Incorporated (Lee). Under this agreement, the Company received $290,000 in funding in the form of promissory notes that bear interest at the Wall Street Journal rate, as detailed below:

                                                         Current
      DATE            AMOUNT        MATURITY DATE     INTEREST RATE
-------------------------------------------------------------------
                        $                                  %
-------------------------------------------------------------------

AUGUST 17, 2000      125,000      NOVEMBER 17, 2000       9.5
-------------------------------------------------------------------
AUGUST 28, 2000      125,000      NOVEMBER 28, 2000       9.5

SEPTEMBER 19, 2000    40,000      DECEMBER 19, 2000       9.5

-------------------------------------------------------------------
                     290,000
-------------------------------------------------------------------

In conjunction with these agreements, the Company entered into a Collateral License Agreement covering the licensing of the Company's software to Lee in the event of a default pursuant to the loan and security agreement. As part of the loan and security agreement, the Company agreed to grant the note holder an option to acquire 2,223,285 common shares of the Company. The terms and exercise price had not been negotiated. Subsequent to the period end the Loan and Security Agreement was amended as described in note 8 and the Company is no long required to grant the option. Interest to September 30, 2000 on this loan amounted to $2,695.

8. SUBSEQUENT EVENT

As of November 1, 2000, the Company entered into an Investment Agreement with Lee Enterprises Incorporated (Lee) whereby Lee would provide funding up to $1,500,000 in the form of a floating rate subordinated convertible debenture. The $1,500,000 subordinated convertible debenture would consist of a series of six debentures of $250,000 that would be funded during the period from November 2000 to May 2001. The Company received $250,000 in funding under the debenture in October 2000. The Investment Agreement provides Lee the right to convert the floating rate subordinated convertible debenture into 6,902,429 common shares of the Company at conversion price of $0.2173 per common share until October 31, 2003. The Investment Agreement also contains certain affirmative and negative covenants that restrict the Company's activities. Each series of $250,000 subordinated convertible debenture bears interest at the Wall Street Journal rate less 1%. Interest due on the convertible debenture will be converted to CityXpress shares at fair market value on the date of conversion. As part of the Investment Agreement, the Loan and Security Agreement dated August 16, 2000 was amended by changing the repayment terms and maturity dates of the promissory notes, as per note 7, to October 31, 2002. The amended agreement also cancelled Lee right under the Loan Security Agreement to acquire 2,223,285 common shares. Under the Investment Agreement, the Company has entered into a Registration Rights Agreement providing Lee the ability to register their shares under the Investment Agreement based on certain conditions.

                                 SCHEDULE 5.5.1

                 DRAFT FINANCIAL STATEMENTS AS OF JUNE 30, 2001

Draft Consolidated Financial Statements

CITYXPRESS.COM CORP.
June 30, 2001

REPORT OF INDEPENDENT AUDITOR

To the Shareholders of
CITYXPRESS.COM CORP.

We have audited the accompanying consolidated balance sheets of CITYXPRESS.COM CORP. (the "Company") as of June 30, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with United States generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of CityXpress.com Corp. at June 30, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with United States generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has a limited source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations. These factors, along with other matters as set forth in Note 1, raise substantial doubt that the Company will be able to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada,
September ___, 2001.                                       Chartered Accountants

CITYXPRESS.COM CORP.

                           CONSOLIDATED BALANCE SHEETS
          [See Nature of Operations and Basis of Presentation - Note 1]

As at June 30                                                    (Expressed in U.S. dollars)

                                                                     2001            2000
                                                                      $               $
--------------------------------------------------------------------------------------------
ASSETS [note 9]
CURRENT
Cash and cash equivalents                                             32,274          38,963
Accounts receivable, net of allowance for doubtful accounts
   of nil in 2001 and 2000                                            19,087          28,903
Other receivables                                                      7,192          26,220
Prepaid expenses and other                                            23,647         159,557
--------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                  82,200         253,643
Property and equipment, net [note 5]                                 117,243          67,348
eCommerce technology, net of amortization of $ 1,141,150 at
   June 30, 2001 and $668,950 at June 30, 2000                       275,334         747,534
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                                         474,777       1,068,525
============================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT
Accounts payable and accrued liabilities [note 6]                    320,906         361,921
Demand instalment loan [note 9]                                      161,830         167,213
Shareholders' loans [note 10]                                        284,246         252,900
Deferred revenue                                                         514           1,206
Current portion of obligations under capital leases                   17,209              --
--------------------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                                            784,705         783,240
Obligations under capital leases, net of current portion              40,960              --
Loan payable [note 7]                                                290,000              --
Loan debenture [note 8]                                            1,500,000              --
Deferred tax liability [note 13]                                      93,100         253,100
--------------------------------------------------------------------------------------------
TOTAL LIABLITIES                                                   2,708,765       1,036,340
--------------------------------------------------------------------------------------------
Commitments [note 11]

STOCKHOLDERS' EQUITY (DEFICIT)
Share capital [note 12]
   Common stock - $0.001 par value
     Authorized shares: 50,000,000
     Issued and outstanding: 23,043,898 at June 30, 2001 and
     23,008,098 at June 30, 2000                                      14,533          14,497
   Additional paid in capital                                      5,764,012       5,687,761
Accumulated other comprehensive income                                19,625          19,625
Deficit                                                           (8,032,158)     (5,689,698)
--------------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                              (2,233,988)         32,185
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           474,777       1,068,525
============================================================================================

See accompanying notes

On behalf of the Board:

                                    Director                      Director

CITYXPRESS.COM CORP.

                      CONSOLIDATED STATEMENTS OF OPERATIONS
          [See Nature of Operations and Basis of Presentation - Note 1]

Years ended June 30                                         (Expressed in U.S. dollars)

                                                               2001             2000
                                                                 $                $
----------------------------------------------------------------------------------------

REVENUE
Development fees                                                10,035               --
Coupon fees                                                      8,262               --
E-commerce fees                                                 15,779               --
Hosting fees                                                    14,551           52,196
License fees                                                        --            5,961
Banner advertising fees                                         71,113               --
Initial set-up fees                                                 --           10,060
Training fees                                                   43,670           64,903
Premier listing fees                                            27,086               --
Editorial Content Fees                                           4,957               --
----------------------------------------------------------------------------------------
TOTAL REVENUES                                                 195,453          133,120
Cost of sales                                                  389,647          211,204
----------------------------------------------------------------------------------------
GROSS PROFIT (LOSS)                                           (194,194)         (78,084)

OPERATING EXPENSES
Sales and marketing                                            505,969          321,660
Product development and technology                             430,700          684,093
Finance and administration                                     776,116          990,895
Amortization of eCommerce technology                           472,200          472,200
----------------------------------------------------------------------------------------
                                                             2,184,985        2,468,848
----------------------------------------------------------------------------------------
Operating loss                                              (2,379,179)      (2,546,932)
OTHER INCOME (EXPENSE)
   Loss on disposal of capital asset                              (423)              --
   Interest expense                                           (118,554)         (17,117)
   Interest and miscellaneous income                               196              668
   Foreign exchange gain (loss)                                 (4,500)          15,944
----------------------------------------------------------------------------------------
Total other expense                                           (123,281)            (505)
----------------------------------------------------------------------------------------
Loss before income taxes                                    (2,502,460)      (2,547,437)
Deferred income tax recovery [note 13]                         160,000          160,000
----------------------------------------------------------------------------------------
NET LOSS AND COMPREHENSIVE LOSS FOR THE YEAR                (2,342,460)      (2,387,437)
========================================================================================

NET LOSS PER COMMON SHARE [note 12(d)]
   Basic and diluted                                             (0.10)           (0.12)
========================================================================================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES [note 12(d)]
   Basic and diluted                                        23,008,098        13,588,90
========================================================================================

See accompanying notes

CITYXPRESS.COM CORP.

            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT) [See Nature of Operations and Basis of Presentation - Note 1]

                                                     (Expressed in U.S. dollars)

                                                                         COMMON          COMMON        COMMON     ADDITIONAL
                                                            COMMON     STOCK TO BE    STOCK ISSUED   STOCK TO BE    PAID IN
                                                            STOCK        ISSUED     AND OUTSTANDING    ISSUED       CAPITAL
                                                              #             #              $              $            $
------------------------------------------------------------------------------------------------------------------------------

OUTSTANDING AS OF JUNE 30, 1999                           19,893,333     627,860         11,383        266,790     3,282,029
Shares issued pursuant to share subscriptions
   [note 12(a)]                                              177,860    (177,860)           178       (266,790)      266,612
Shares issued for services [note 12(a)]                      450,000    (450,000)           450             --          (450)
Shares issued pursuant to private placement,
   net of share issue costs of $16,667 [note 12(a)]        2,234,438          --          2,234             --     1,007,268
Shares issued for services rendered or to be
   rendered [note 12(a)]                                     252,467          --            252             --       290,518
Stock based compensation [notes 10(b) and 12(b)]                  --          --             --             --       277,668
Beneficial conversion feature of warrants [note 12(a)]            --          --             --             --       564,116
Net loss for the year                                             --          --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING AS OF JUNE 30, 2000                           23,008,098          --         14,497             --     5,687,761
==============================================================================================================================

Warrants issued for services                                      --          --             --             --        17,200
Shares issued for services                                    35,800          --             36             --         8,914
Stock based compensation                                          --          --             --             --        50,137
Net loss for the year                                             --          --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING AT JUNE 30, 2001                              23,043,898          --         14,533             --     5,764,012
==============================================================================================================================

                                                            OTHER                        TOTAL
                                                        COMPREHENSIVE                STOCKHOLDERS'
                                                            INCOME     DEFICIT     EQUITY (DEFICIT)
                                                              $           $                $
---------------------------------------------------------------------------------------------------

OUTSTANDING AS OF JUNE 30, 1999                             19,625    (2,738,145)       841,682
Shares issued pursuant to share subscriptions
   [note 12(a)]                                                 --            --             --
Shares issued for services [note 12(a)]                         --            --             --
Shares issued pursuant to private placement,
   net of share issue costs of $16,667 [note 12(a)]             --            --      1,009,502
Shares issued for services rendered or to be
   rendered [note 12(a)]                                        --            --        290,770
Stock based compensation [notes 10(b) and 12(b)]                --            --        277,668
Beneficial conversion feature of warrants [note 12(a)]          --      (564,116)            --
Net loss for the year                                           --    (2,387,437)    (2,387,437)
---------------------------------------------------------------------------------------------------
OUTSTANDING AS OF JUNE 30, 2000                             19,625    (5,689,698)        32,185
===================================================================================================

Warrants issued for services                                    --            --         17,200
Shares issued for services                                      --            --          8,950
Stock based compensation                                        --            --         50,137
Net loss for the year                                           --    (2,342,460)    (2,342,460)
---------------------------------------------------------------------------------------------------
OUTSTANDING AT JUNE 30, 2001                                19,625    (8,032,158)    (2,233,988)
===================================================================================================

See accompanying notes

CITYXPRESS.COM CORP.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
          [See Nature of Operations and Basis of Presentation - Note 1]

Years ended June 30                                                        (Expressed in U.S. dollars)
                                                                              2001           2000
                                                                               $               $
------------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
Net loss for the year                                                      (2,342,460)     (2,387,437)
Adjustments to reconcile net loss to net cash
   used in operating activities:
   Amortization                                                               472,200         472,200
   Depreciation                                                                58,627          44,741
   Loss on disposal of property and equipment                                     423              --
   Shares issued for services rendered                                          8,950         152,055
   Warrants issued for services rendered                                       17,200              --
   Deferred income tax recovery                                              (160,000)       (160,000)
   Stock based compensation                                                    50,137         277,668
   Foreign exchange gain                                                        4,500         (15,944)
Changes in operating assets and liabilities:
   Accounts receivable                                                          9,816         (26,986)
   Other receivables                                                           19,028           1,213
   Prepaid expenses and other                                                 135,910          17,920
   Accounts payable and accrued liabilities                                   (41,825)         70,825
   Deferred revenue                                                              (692)         (4,984)
------------------------------------------------------------------------------------------------------
NET CASH (USED IN) OPERATING ACTIVITIES                                    (1,767,376)     (1,558,729)
------------------------------------------------------------------------------------------------------

INVESTING ACTIVITIES
Proceeds from sale of property and equipment                                      910              --
Purchase of property and equipment                                           (109,855)         (1,378)
------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                          (108,945)         (1,378)
------------------------------------------------------------------------------------------------------

FINANCING ACTIVITIES
Proceeds from loan payable                                                    290,000              --
Proceeds from loan debenture                                                1,500,000              --
Borrowings under bank indebtedness                                                 --          (7,999)
Proceeds from demand instalment loan                                               --         169,057
Repayments of demand loans                                                     (5,383)        (74,548)
Obligations under capital leases                                               65,870              --
Repayments under capital leases                                                (7,701)             --
Proceeds from shareholders' loans                                              66,028         252,900
Repayment of shareholders' loans                                              (34,682)             --
Proceeds from stock issued and to be issued, net of share issue costs              --       1,009,502
------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                   1,874,132       1,348,912
------------------------------------------------------------------------------------------------------
Effect of foreign exchange rate changes on cash                                (4,500)         15,944

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS DURING THE YEAR           (6,689)       (195,251)
Cash and cash equivalents, beginning of year                                   38,963         234,214
------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                         32,274          38,963
======================================================================================================

SUPPLEMENTAL DISCLOSURE
Interest paid                                                                  46,207          17,117
======================================================================================================

See accompanying notes

1. NATURE OF OPERATIONS AND BASIS OF PRESENTATION

These consolidated financial statements are the continuing financial statements of WelcomeTo Search Engine ("WelcomeTo"), a British Columbia corporation which was incorporated on October 27, 1997. On January 7, 1999, WelcomeTo acquired 100% of the common shares of CityXpress.com Corp. ("CityXpress.com"), a United States non-operating company traded on the NASDAQ OTC Bulletin Board. After the acquisition on January 7, 1999, the accounting entity continued under the name of CityXpress.com.

CityXpress.com Corp. ("Company") is a software developer and Internet publisher, that allows internet consumers to locate and purchase products and services from online companies in their regional markets. The Company intends to build alliances with media companies who own newspaper and television stations and provide them with a suite of Internet products that can be profitably sold to businesses looking for cost-effective means of establishing and promoting an eCommerce presence in both their regional markets. The Company currently operates in only one industry segment and its marketing efforts are currently targeted to the North American market.

The Company's consolidated financial statements for the year ended June 30, 2001 have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company incurred a net loss of $2,342,460 for the year ended June 30, 2001 and has a working capital deficiency of $702,505 and deficit of $8,032,158 at June 30, 2001. The ability of the Company to continue as a going concern is dependent upon its ability to achieve profitable operations and to obtain additional capital. Management expects to raise additional capital through private placements and other types of venture fundings. The outcome of these matters cannot be predicted at this time. No assurances can be given that the Company will be successful in raising sufficient additional capital. Further, there can be no assurance, assuming the Company successfully raises additional funds, that the Company will achieve positive cash flow. If the Company is unable to obtain adequate additional financing, management will be required to curtail the Company's operating expenses. These consolidated financial statements do not include any adjustments to the specific amounts and classifications of assets and liabilities which might be necessary should the Company be unable to continue in business.

2. SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared by management in accordance with United States generally accepted accounting principles. The Company's significant accounting policies are summarized below.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements include the accounts of CityXpress.com Corp. and its wholly-owned subsidiaries: WelcomeTo Search Engine Inc. (British Columbia, Canada) and Xceedx Technologies Inc. (British Columbia, Canada). All significant intercompany balances and transactions have been eliminated on consolidation.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid financial instruments purchased with an original maturity of three months or less to be cash equivalents. Cash equivalents are recorded at cost, which approximates market value.

PROPERTY AND EQUIPMENT

Property and equipment are recorded at cost. Depreciation is computed on a straight-line basis over the estimated useful life of the assets as follows:

         Computer equipment and software              3 years
         Office furniture and equipment               5 years
         Leasehold improvements                       Lease term

2. SIGNIFICANT ACCOUNTING POLICIES (CONT'D.)

ECOMMERCE TECHNOLOGY

eCommerce technology arose as part of the acquisition of Xceedx Technologies Inc. and is being amortized on a straight-line basis over its useful life, which is 36 months.

WEB-SITE DEVELOPMENT COSTS

IMPAIRMENT OF LONG-LIVED ASSETS

The Company monitors the recoverability of long-lived assets, including capital and intangible assets, based upon estimates using factors such as future asset utilization, business climate and future non-discounted cash flows expected to result from the use of the related assets or to be realized on sale. The Company's policy is to write down assets to their fair value in the period when it is likely that the carrying amount of the asset will not be recovered.

STOCK-BASED COMPENSATION

The Company accounts for stock-based compensation to employees based on Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" and related interpretations, whereby the intrinsic value of options granted is recorded at the measurement date. Compensation expense is calculated based on the difference, on the date of grant, between the fair value of the Company's stock and the exercise price and is recorded over the vesting period of the options. The Company has adopted the disclosure-only provisions of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation" for stock options granted to employees.

Stock options granted to non-employees are accounted for under SFAS No. 123 using the fair value method. Compensation expense is calculated using the Black Scholes pricing model and recorded over the period the services are rendered.

2. SIGNIFICANT ACCOUNTING POLICIES (CONT'D.)

FOREIGN CURRENCY TRANSLATION

Through March 31, 2000, the functional currency of the Company was the Canadian dollar, while the reporting currency in the consolidated financial statements was the U.S. dollar. Asset and liability accounts were translated into U.S. dollars at the exchange rate in effect at the balance sheet date. Revenue and expense amounts were translated at the average exchange rate for the year. Gains or losses resulting from this process were recorded in stockholders' equity as an adjustment to other comprehensive loss.

Effective April 1, 2000, the functional currency of the Company changed to the U.S. dollar. Accordingly, for the Canadian subsidiaries, monetary assets and liabilities are translated into U.S. dollars at exchange rates prevailing at the balance sheet date and non-monetary items are translated at exchange rates prevailing at the historic rate. Revenue and expenses are translated at the average exchange rate for the year. Gains or losses arising on this foreign currency translation are recorded in income.

REVENUE RECOGNITION

The Company enters into sales contracts that may encompass multiple elements, including hosting fees and initial set-up fees. The total fee for a multiple element arrangement is allocated to each element based upon objective evidence of the fair value of each element. Fair value is established through the Company's policy to charge customers the same price as when the element is sold separately. Hosting fees are recognized monthly as the services are performed. An initial set-up fee is recognized when the client's web site is activated for the world wide web, at which time the Company retains no material conditions or obligations to the customer.

In addition, the Company recognizes revenues from license fees and training fees. License fees are recognized monthly as the services are performed. Training fees are recognized in the period services are performed.

Cash received in advance of services rendered are treated as deferred revenue.

2. SIGNIFICANT ACCOUNTING POLICIES (CONT'D.)

PRODUCT DEVELOPMENT COSTS

Product development costs incurred after technological feasibility of a product is established are capitalized. Technological feasibility is generally not established until substantially all related product development is complete and the product is released. In accordance with this policy, all product development costs incurred to date have been expensed as incurred.

ADVERTISING COSTS

Advertising costs are expensed as incurred and amounted to $80,384 in the year ended June 30, 2001 [2000 - $192,042].

INCOME TAXES

The Company uses the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. Recognition of deferred tax assets is limited to amounts considered by management to be more likely than not of realization in future periods.

LOSS PER COMMON SHARE

The basic loss per common share is computed by dividing income (loss) available to common stockholders by the weighted average number of common shares outstanding for the year. Diluted loss per common share is computed giving effect to all potential dilutive options and warrants that were outstanding during the period. For the years ended June 30, 2001 and 2000, all outstanding options and warrants were anti-dilutive.

COMPREHENSIVE LOSS

Comprehensive loss includes all changes in stockholders' equity (deficit) during the year except those resulting from capital transactions. Other comprehensive income represents foreign currency translation adjustments for all years presented.

3. FINANCIAL INSTRUMENTS

Amounts reported for cash equivalents, accounts receivable, other receivables and accounts payable and accrued liabilities approximate their fair values due to the relatively short periods to maturity of the instruments. The carrying value of the demand instalment loan and shareholders' loans approximates fair value due to variable market interest rates being charged on outstanding balances.

4. CREDIT RISK AND OTHER

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents and accounts receivable. The Company performs ongoing credit evaluations of its customers and maintains allowances for potential credit losses which, when realized, have been within range of management's expectations.

For the year ended June 30, 2001, approximately 89% of the Company's total revenues were generated through sales to one customer [2000 - 89%]. At June 30, 2001, approximately 73% of the Company's accounts receivable balance was due from this customer [2000 - 87%]. In addition, the Company utilizes a business directory listing provided to the Company by a supplier pursuant to an annual license agreement.

5. PROPERTY AND EQUIPMENT

                                              2001                      2000
                                     -----------------------   -----------------------
                                                ACCUMULATED               ACCUMULATED
                                      COST      DEPRECIATION    COST      DEPRECIATION
                                        $           $             $           $
--------------------------------------------------------------------------------------

Computer equipment and software      223,650      123,955      127,510      69,207
Office furniture and equipment        18,458        4,105        6,078       1,961
Leasehold improvements                 7,692        4,497        7,692       2,764
--------------------------------------------------------------------------------------
                                     249,800      132,557      141,280      73,932
--------------------------------------------------------------------------------------
NET BOOK VALUE                             117,243                    67,348
======================================================================================

6. ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

                               2001       2000
                                 $          $
------------------------------------------------

Trade accounts payable        257,295    314,311
Accrued liabilities            63,611     47,610
------------------------------------------------
                              320,906    361,921
================================================

7. LOAN PAYABLE

On August 16, 2000, the Company entered into a Loan and Security Agreement with Lee Enterprises Incorporated (Lee). Under this agreement, the Company received $290,000 in funding in the form of promissory notes that bear interest at the monthly Wall Street Journal rate, as detailed below:

                                                         WEIGHTED AVERAGE
    LOAN DATE           AMOUNT $       MATURITY DATE         EFFECTIVE
                                                         INTEREST RATE (%)
--------------------------------------------------------------------------

August 17, 2000         125,000      October 31, 2002           9.00
August 28, 2000         125,000      October 31, 2002           9.00
September 19, 2000       40,000      October 31, 2002           9.00
--------------------------------------------------------------------------
                        290,000
==========================================================================

Pursuant to the Investment Agreement, the maturity dates were changed from November 17, 2000, November 28, 2000 and December 19, 2000 respectively, to October 31, 2002.

In conjunction with these agreements, the Company entered into a Collateral License Agreement covering the licensing of the Company's software to Lee in the event of a default pursuant to the loan and security agreement. Interest for the year ended June 30, 2001 on this loan amounted to $20,838 [2000 - $0].

8. LOAN DEBENTURE

On November 1, 2000, the Company entered into an Investment Agreement with Lee Enterprises Incorporated (Lee) whereby Lee would provide funding of up to $1,500,000 in the form of a floating rate subordinated convertible debenture. The $1,500,000 subordinated convertible debenture would consist of a series of six debentures of $250,000 that would be funded during the period from November 2000 to May 2001. The Company received $1,500,000 in funding under the debenture from October 2000 to June 2001. The Investment Agreement provides Lee the right to convert the floating rate subordinated convertible debenture into 6,902,429 common shares of the Company at a conversion price of $0.2173 per common share. If Lee does not convert the debenture to common shares the Company will have to repay the $1,500,000 loan on October 31, 2003. The Investment Agreement also contains certain affirmative and negative covenants that restrict the Company's activities. As of June 30, 2001, the Company is in compliance with all the covenants in the Investment Agreement. Each series of $250,000 subordinated convertible debenture bears interest at the Wall Street Journal rate less 1%. The weighted average effective rate for the year ended June 30, 2001 is 8%. Interest due on the convertible debenture can be repaid or converted to CityXpress shares at fair market value on the date of conversion. The investment Agreement includes a Registration Rights Agreement providing Lee the ability to require the company to register the shares issuable under the Investment Agreement based on certain conditions.

9. DEMAND INSTALMENT LOAN

In January 2000, the Company refinanced its demand term loan, whereby it increased the loan amount to $169,687 (Cdn $250,000). The loan bears interest at the bank prime rate plus 1% and is repayable in equal monthly principal and interest instalments of $1,619 through February 2015, unless the loan is called on demand by the bank.

Annual principal repayments for this loan for the years succeeding June 30, 2001 are:

                     $
-------------------------

2002                7,312
2003                8,529
2004                9,167
2005                9,854
2006               10,594
Thereafter        115,753
-------------------------
                  161,209
=========================

The loan is collateralized by a general security agreement on substantially all of the Company's assets, the maintenance of a compensating balance of $16,860 (Cdn. $25,000) that was provided by one of the Company's officers, a collateral mortgage security for $168,600 (Cdn. $250,000) providing the bank a first security interest in the personal property of two of the Company's officers, personal guarantees from two of the Company's officers [note 12] and the assignment of a life insurance policy on the Company's president.

At June 30, 2001 the bank prime rate was 6.25% [2000 - 7.5%].

10. RELATED PARTY TRANSACTIONS

[A] SHAREHOLDERS' LOANS

During the year ended June 30, 2001, the Company entered into an additional unsecured shareholder loan agreement with the Company's chief executive officer and chief financial officer. The total amount of the additional loan amounted to $66,028 ($100,000 Cdn). The demand loans outstanding at June 30, all of which are without stated terms of repayment unless otherwise stated, are summarized below:

                                                                  ANNUAL
                                                                 INTEREST      BALANCE OUTSTANDING
                                                                  RATE AT          AT JUNE 30,
                                                               JUNE 30, 2001    2001         2000
                                                                     %           $             $
--------------------------------------------------------------------------------------------------

Loans payable bearing interest at 10% and repayable
  in equal monthly principal and interest instalments of
  $2,020                                                            9.70      231,537      168,600
Loan payable bearing interest at the CIBC Visa
  monthly interest rate                                            19.50        2,669       16,860
Loan payable bearing interest at the Scotia McLeod
  monthly interest rate                                             9.50       16,680       16,860
Loan payable bearing interest at 4.5% per annum                     4.50       16,680       33,720
Loan payable bearing interest at Toronto Dominion
  Bank monthly TD Select Line rate                                  9.75       16,680       16,860
--------------------------------------------------------------------------------------------------
                                                                              284,246      252,900
==================================================================================================

Interest incurred on the loans amounted to $22,270 for the year ended June 30, 2001 [2000 - $2,874].

10. RELATED PARTY TRANSACTIONS (CONT'D.)

[B] OTHER

On June 13, 2000, the Company granted 541,600 warrants to two of the Company's officers, as consideration for their guarantee of the demand instalment loan [note 9] and as consideration for the shareholder loans [note 10(a)]. Each warrant is exercisable for one common share of the Company at a price of $.25 per share through June 13, 2002. The estimated fair value of these warrants at the date of issuance of $48,744 was recorded as an expense in the consolidated statement of operations for the year ended June 30, 2000. The Black Scholes option pricing model was used to value the warrants with the following assumptions: no dividend yield; risk-free interest rate of 6.0%; expected volatility of 1.09; and an expected life of 1.5 years.

11. COMMITMENTS

The Company leases its building premises and certain office equipment under operating leases expiring through fiscal year 2003. The Company also leases certain equipment under capital leases. Future minimum lease commitments under these leases through fiscal year 2006 are as follows:

                                                    Operating            Capital
                                                      Leases             Leases
                                                         $                  $
--------------------------------------------------------------------------------

2002                                                 137,156             27,739
2003                                                 101,482             27,739
2004                                                  14,795             21,310
--------------------------------------------------------------------------------
2005                                                   4,696                628
2006                                                     848                 --
--------------------------------------------------------------------------------
                                                     258,978             77,416
============================================================

Less interest                                                           (19,247)
Total principle obligations                                              58,169
Less current portion                                                    (17,209)
--------------------------------------------------------------------------------
Non-current portion of principle obligations                             40,960
================================================================================

Rent expense for the year ended June 30, 2001 amounted to approximately $106,841 [2000 - $86,402].

12. SHARE CAPITAL

[A] COMMON STOCK

In August 1999, the Company issued 177,860 common shares at $1.50 per share, for $266,790, net of financing commissions payable. The net cash proceeds were received prior to June 30, 1999. Each common share issued has an attached warrant which entitles the holder to acquire one common share for $1.50 each for a one year period, and $2.00 each after one year. The warrants expire on June 10, 2001.

On August 15, 1999, the Company issued 100,000 units to a vendor for marketing and advertising services. Each unit comprised one common share and one warrant entitling the vendor to acquire one common share for $1.50 each for a one year period, and $2.00 each after one year [note 12(c)]. On May 18, 2000, the Company issued an additional 140,000 units to this vendor for marketing and advertising services. Each unit comprised one common share and one warrant entitling the vendor to acquire one common share for $.25 each for a one year period, and $.75 each after one year [note 12(c)]. The Company has recorded, in additional paid in capital, the units issued at their fair value of $281,200. Of this amount, approximately $142,500 has been recorded as an expense in the consolidated statement of operations for the year ended June 30, 2000 and the remainder has been recorded as a prepaid expense to be amortized over the period the services are rendered. The Black Scholes option pricing model was used to value the warrants with the following assumptions: no dividend yield; risk free interest rate of 6.0%; expected volatility of 1.09 and an expected life of 1.5 years.

In October and December 1999, the Company issued 99,521 common shares and warrants to acquire 99,521 common shares for cash proceeds of $136,069. Each common share has one attached warrant which entitles the holder to acquire one common share for exercise prices of $1.25 to $1.50 during the first year and $1.75 to $2.00 during the second year. The warrants expire September 30, 2001 to October 13, 2001. Pursuant to the subscription agreements, if at any time until March 31, 2000 the Company issued common shares at a share price of less than the subscription price paid by the investors, then additional common shares and warrants would be issued, such that the effective issue price of the common shares issued is equal to the lower price paid. In January 2000, the Company issued an additional 172,617 common shares for no additional consideration, pursuant to this subscription agreement. In addition, the number of warrants granted was increased by 172,617 to 272,138 and the exercise price decreased to $.50 during the first year and $.75 during the second year.

12. SHARE CAPITAL (CONT'D.)

[A] COMMON STOCK (CONT'D.)

In March 2000, the Company issued 12,467 common shares at $.77 per share to a vendor for marketing services with a fair market value of $9,570.

During the year ended June 30, 2000, the Company issued 1,962,300 units for cash proceeds of $890,100 before share issue costs of $16,667. Each unit comprised one common share and one warrant entitling the holder to acquire one common share [note 12(c)]. The proceeds of $1,026,169 have been allocated to the common shares and the warrants based on their relative fair values. The beneficial conversion feature of the warrants has been determined to be $564,116 and has been charged to the deficit.

[B] STOCK OPTIONS

On August 25, 1999, and amended on November 29, 2000 the Board of Directors approved the creation of the Corporate Stock Option Plan ("Plan") pursuant to which the Company has reserved 3,000,000 [2000 - 2,000,000] shares of common stock. The terms and vesting period of options are determined by the directors at the date of grant. The majority of the options granted to date are exercisable over a four year period and vest on a cumulative basis at 1/3 per year.

In August 1999, the Company granted 675,000 stock options to employees below the fair market value of the underlying common shares on the date of grant. Compensation expense of $226,898, calculated based on the intrinsic value method, has been recorded in the consolidated statement of operations for the year ended June 30, 2000. On December 8, 2000, the Company cancelled these stock options.

12. SHARE CAPITAL (CONT'D.)

[B] STOCK OPTIONS (CONT'D.)

Stock option transactions for the year ended June 30, 2001 are summarized below:

                                                          OUTSTANDING OPTIONS
                                       SHARES        -----------------------------
                                     AVAILABLE                    WEIGHTED AVERAGE
                                    UNDER OPTION       SHARES      EXERCISE PRICE
                                         #               #               $
----------------------------------------------------------------------------------

BALANCE, JUNE 30, 1999                       --              --           --
Reserve shares                        2,000,000              --           --
Granted, July 13, 1999                 (675,000)        675,000         1.50
May 15, 2000                           (872,500)        872,500         0.25
June 27, 2000                          (200,000)        200,000         0.25
Forfeited                               110,000        (110,000)        1.50
----------------------------------------------------------------------------------
BALANCE, JUNE 30, 2000                  362,500       1,637,500         0.68
==================================================================================

Reserve shares                        1,000,000              --           --
Granted, November 10, 2000              (65,000)         65,000         1.50
         November 29, 2000              (85,000)         85,000         0.25
         March 29, 2001                 (90,000)         90,000         0.25
         May 29, 2001                   (60,000)         60,000         0.25
         June 14, 2001                 (600,000)        600,000         0.25
Forfeited                               147,500        (147,500)        0.89
Cancelled                               490,000        (490,000)        1.50
----------------------------------------------------------------------------------
BALANCE, JUNE 30, 2001                1,100,000       1,900,000         0.25
==================================================================================

The following table summarizes information about stock options that are outstanding at June 30, 2001:

                                  OPTIONS OUTSTANDING               OPTIONS EXERCISABLE
                           ------------------------------------------------------------------
RANGE OF       NUMBER          WEIGHTED-         WEIGHTED-         NUMBER         WEIGHTED-
EXERCISE   OUTSTANDING AT       AVERAGE           AVERAGE      OUTSTANDING AT      AVERAGE
 PRICES    JUNE 30, 2001       REMAINING      EXERCISE PRICE   JUNE 30, 2001   EXERCISE PRICE
    $           #          CONTRACTUAL LIFE         $                 #               $
---------------------------------------------------------------------------------------------

  0.25       1,900,000           3.03              0.25            751,667          0.25

=============================================================================================

12. SHARE CAPITAL (CONT'D.)

[B] STOCK OPTIONS (CONT'D.)

The weighted average fair value of options granted during the year ended June 30, 2001 was as follows:

                                                      WEIGHTED
                                                       AVERAGE
                                      OPTIONS        FAIR VALUE
                                         #               $
---------------------------------------------------------------

Exercise price:
   Equal to fair market value              --             --
   Greater than fair market value     900,000           0.07
   Less than fair market value             --             --
---------------------------------------------------------------
                                      900,000           0.07
===============================================================

Pro forma information regarding net income and earnings per share is required by Statement of Financial Accounting Standard ("SFAS") No. 123, which also requires that the information be determined as if the Company had accounted for its employee stock options under the fair value method of that statement. The fair value of each option granted during the year was estimated at the date of grant using a Black-Scholes pricing model with the following weighted average assumptions: risk free interest rates of 5% [2000 - 6%]; dividend yields of nil; volatility factors of the expected market price of the Company's common stock of
1.39 [2000 - 1.09] and a weighted average expected life of the option of 3.03 years [2000 - 3.8 years].

12. SHARE CAPITAL (CONT'D.)

[B] STOCK OPTIONS (CONT'D.)

For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the vesting period. The Company's pro forma information for the year ended June 30, is as follows:

                                                                              2001          2000
                                                                               $             $
---------------------------------------------------------------------------------------------------

Net loss                                                   As reported    (2,342,460)   (2,387,437)
Beneficial conversion feature of warrants [note 12(a)]     As reported            --      (564,116)
APB 25 compensation expense                                As recorded        50,137       228,924
SFAS 123 compensation expense                              Pro forma         (37,600)     (788,645)
---------------------------------------------------------------------------------------------------
Pro forma net loss                                         Pro forma      (2,329,923)   (3,511,274)
---------------------------------------------------------------------------------------------------
Pro forma net loss per common share:
   Basic and diluted                                       Pro forma           (0.10)        (0.17)
---------------------------------------------------------------------------------------------------

[C] WARRANTS

The following represents a summary of warrants outstanding June 30, 2001:

                                           OUTSTANDING WARRANTS
                           -----------------------------------------------------
                                          EXERCISE PRICE
                              SHARES     YEAR 1    YEAR 2
 GRANT DATE                     #          $         $           EXPIRY DATE
--------------------------------------------------------------------------------

July 14, 1999                 45,260      1.50      0.25           July 14, 2001
August 15, 1999              100,000      1.50      0.25         August 15, 2001
September 30, 1999           465,800      0.50      0.25      September 30, 2001
October 13, 1999             132,138      0.50      0.25        October 13, 2001
December 10, 1999            408,000      0.50      0.25       December 10, 2001
January 18, 2000             138,000      0.50      0.25        January 18, 2002
January 31, 2000             500,000      0.50      0.25        January 31, 2002
May 1, 2000                  405,240      0.25      0.25             May 1, 2002
May 18, 2000                 280,000      0.25      0.25            May 18, 2002
June 13, 2000                541,600      0.25      0.25           June 13, 2002
November 10, 2000            200,000      0.25      0.25       November 10, 2002
June 26, 2001                160,000      0.25      0.25           June 26, 2003
--------------------------------------------------------------------------------
BALANCE, JUNE 30, 2001     3,376,038
================================================================================

12. SHARE CAPITAL (CONT'D.)

[C] STOCK OPTIONS (CONT'D.)

On March 29, 2001, the Company re-priced outstanding warrants issued in connection with private placements between June 10, 1999 and May 18, 2000. A total of 2,652,298 warrants with a second year warrant price ranging from $0.75 to $2.00 have been re-priced to $0.25.

[D] LOSS PER COMMON SHARE

         The following table sets forth the computation of basic and diluted loss per share:

                                                                       2001             2000
                                                                        $                $
         -------------------------------------------------------------------------------------

         NUMERATOR
         Net loss for the year                                     (2,342,460)      (2,387,437)
           Beneficial conversion feature of warrants [note 12(a)]          --         (564,116)
         -------------------------------------------------------------------------------------
         Net loss attributable to common shareholders              (2,342,460)      (2,951,553)

         DENOMINATOR
         Weighted average number of common shares outstanding      23,008,098       21,091,604

         Basic and diluted loss per common share                        (0.10)           (0.14)
         =====================================================================================

         For the years ended June 30, 2001 and 2000, all of the Company's common shares issuable upon the exercise of stock options and warrants were excluded from the determination of diluted loss per share as their effect would be anti-dilutive.

13. INCOME TAXES

The Company is subject to United States Federal Taxes at an approximate rate of 35%. It is also subject to Canadian Federal and British Columbia provincial taxes of approximately 45%. No current provision or benefit for income taxes has been recorded for the years ended June 30, 2001 or 2000 as the Company has incurred operating losses and has no carryback potential.

The Company's deferred income tax recovery at June 30 comprises:

                            2001               2000
                              $                  $
------------------------------------------------------

United States             (160,000)          (160,000)
Canada                                             --
------------------------------------------------------
                          (160,000)          (160,000)
======================================================

The reconciliation of income tax attributable to continuing operations computed at the U.S. federal statutory tax rates to income tax expense for the years ended June 30 is:

                                                              2001      2000
                                                                $        $
------------------------------------------------------------------------------

Tax at U.S. statutory rates                                          (812,000)
Lower (higher) effective income taxes of other country               (210,000)
Deferred tax assets not recognized for accounting purposes            467,000
Net operating losses not recognized for accounting purposes           286,000
Non-deductible expenses                                               139,000
Other                                                                 (30,000)
------------------------------------------------------------------------------
Income tax recovery                                                  (160,000)
==============================================================================

13. INCOME TAXES (CONT'D.)

Net deferred tax assets (liabilities) consist of the following at June 30:

                                                                  2001            2000
                                                                    $               $
-----------------------------------------------------------------------------------------

DEFERRED TAX ASSETS
Loss carryforwards                                                             1,059,000
Tax value in excess of book value                                                613,000
Valuation allowance for future tax assets                                     (1,672,000)
-----------------------------------------------------------------------------------------
Net deferred tax assets                                                               --
-----------------------------------------------------------------------------------------

DEFERRED TAX LIABILITY
Excess book versus tax difference on eCommerce technology                       (253,100)
=========================================================================================

The tax losses expire as follows:
                                                                                     $
-----------------------------------------------------------------------------------------

CANADIAN
2003                                                                              55,000
2004                                                                               4,000
2005                                                                             184,000
2006                                                                           1,184,000
2007                                                                           1,618,000
2008                                                                           1,874,000
-----------------------------------------------------------------------------------------
                                                                               4,919,000
=========================================================================================

14. SEGMENT INFORMATION

Predominantly all of the Company's assets and employees are located in Canada for the years presented. The following table represents total revenues based on the location of the customer.

                        2001           2000
                          $             $
--------------------------------------------

U.S.A.                185,466        121,992
Canada                 10,038         11,128
--------------------------------------------
Total revenues        195,504        133,120
============================================

15. PRODUCT DEVELOPMENT AND TECHNOLOGY

Government grants of $32,412 for the year ended June 30, 2001 [2000 - $23,776] have been applied to reduce product development and technology expenditures in the consolidated statements of loss.

                                  SCHEDULE 5.15

                              EXISTING INDEBTEDNESS

The following schedule details the status of existing indebtedness for CityXpress.com Corp. and its wholly owned subsidiaries WelcomeTo Search Engine Inc. and Xceedx Technologies Inc.

CITYXPRESS.COM CORP.: The following list details all of the outstanding Existing Indebtedness as of June 30, 2001 year-end and as of August 9, 2001:

         - Canadian Imperial Bank of Commerce (CIBC) Demand Installment Loan(the "Senior Existing Indebtedness"). The loan bears interest at the bank prime rate plus 1% and is repayable in equal monthly principal and interest installments of $2,468 (Cdn.) from February 2000 through February 2015, unless the loan is called on demand by the bank. The loan is collateralized by a general security agreement on substantially all of the Company's assets, a collateral mortgage security for $166,238 (Cdn. $250,000) providing the bank first security interest in the personal property of two of the Company's officers, the assignment of a life insurance policy on the Company's president and the personal guarantees of two of the Company's officers. At of year-end on June 30, 2001, the balance outstanding was $161,830 and as of August 9, 2001 the balance was approximately $161,195.

         - Unsecured shareholder loan with the President & CEO and the Chief Operating Officer & CFO of $350,000 (Cdn.) The loan bears interest at 9.7% and is repayable in equal monthly principal and interest installments of $3,060.27 (Cdn.) commencing on July 19, 2001. At year-end on June30, 2001, the balance outstanding was $231,537 and as of August 9, 2001 the balance was approximately $231,257.

         - Unsecured shareholder loans with the President & CEO. The demand loans bear interest at 19.5% for $4,000 (Cdn.) and 9.5% for $25,000 (Cdn.). At year-end on June30, 2001, the balance outstanding for both loans was $19,349 and as of August 9, 2001 the balance for both loans was approximately $19,349.

         - Unsecured shareholder loans with the Chief Operating officer & CFO. The demand loans bear interest at 9.0% for $25,000 (Cdn.) and 4.5% for $25,000 (Cdn.). At year-end on June30, 2001, the balance outstanding for both loans was $33,360 and as of August 9, 2001 the balance outstanding for both loans was approximately $33,360.

         - Lee Enterprises Promissory Notes that total $290,000 outstanding at year-end on June 30, 2001 and August 9, 2001. The Promissory Notes bear interest at the prime rate of interest as announced by The Wall Street Journal.

         - Lee Enterprises Floating Rate Convertible Debentures Series A to F that total $1,500,000 outstanding at year-end on June 30, 2001 and August 9, 2001. The Convertible Debentures bear interest at the prime rate of interest less 1% as announced by The Wall Street Journal.

WELCOMETO SEARCH ENGINE INC.                 None

XCEEDX TECHNOLOGIES INC.                     None

                                  SCHEDULE 5.21
                            AUTHORIZED CAPITAL STOCK

The authorized share capital of CityXpress.com Corp. as of June 30, 2001 year-end and August 9, 2001 is 50,000,000 common stock at a par value of $0.0001 per common share.

COMMON STOCK ISSUED AND OUTSTANDING:

As of June 30, 2001 year-end CityXpress.com Corp. had issued and outstanding common shares of 23,043,898.

As of August 9, 2001 CityXpress.com Corp. had issued and outstanding common shares of 23,143,898 reflecting the exercise of 100,000 warrants in July 2001.

Common stock issued and outstanding per Schedule 5.21 of the Loan Agreement dated
October 26, 2000                                                                          23,008,098
Common stock issued for services to Bob Harper, issue price of
$0.25 US per share                                                                            35,800
                                                                                          ----------
Total common stock outstanding and issued as of June 30, 2001                              3,043,898
                                                                                          ----------
Common stock issued on exercise of warrants in July 2001                                     100,000
                                                                                          ----------
Total common stock outstanding and issued as of August 9, 2001                            23,143,898
                                                                                          ----------

OPTIONS OUTSTANDING:

As of August 25, 1999, the shareholders approved the creation of the CityXpress.com Corp. Corporate Stock Option Plan, which reserved 2,000,000 shares of common stock. At the November 29, 2000 Annual General Meeting of CityXpress.com Corp. the shareholders approved the amendment to the Corporate Stock Option Plan increasing the reserve from 2,000,000 to 3,000,000 shares of common stock. The option grant dates are from May 15, 2000 to June 14, 2001 at an exercise price of $0.25.

As of June 30, 2001 year-end and August 9,2001 1,900,000 options have been granted to employees and directors, leaving a balance in the reserve of 1,100,000. The majority of the options granted to-date are excisable over a four-year period and vest on a cumulative basis at 1/3 per year after the first year. The option exercise price for the four years is $0.25.

Options outstanding per Schedule 5.21 of the Loan Agreement dated
October 26, 2000                                                        1,515,000
Options granted to employees                                               25,000
Options granted to directors                                               85,000
Options forfeited                                                         (25,000)
                                                                        ---------
Options Outstanding at June 30, 2001 and August 9, 2001                 1,900,000
                                                                        ---------

WARRANTS OUTSTANDING:

As of June 30, 2001 year-end CityXpress.com Corp. had outstanding warrants of 3,376,038 at exercisable prices between $0.25 and $1.50 and expiry dates between July 14, 2001 and June 26, 26, 2003.

As of August 9, 2001CityXpress.com Corp. had outstanding warrants of 3,230,778 at exercisable prices between $0.25 and $1.50 and expiry dates between August 15, 2001 and June 26, 26, 2003. In July 2001 100,000 warrants were excised and 45,260 expired.

Warrants outstanding per Schedule 5.21 of the Loan Agreement dated
October 26, 2000                                                        3,193,898
Warrants granted for shareholder loans                                    360,000
Warrants that expired on June 10, 2001                                   (177,860)
                                                                        ---------
Warrants outstanding as of June 30, 2001 year end                       3,376,038
                                                                        ---------
Warrants exercised in July 2001                                          (100,000)
Warrants that expired on July 14, 2001                                    (45,260)
                                                                        ---------
Warrants outstanding as of August 9, 2001                               3,230,778
                                                                        ---------

                                                                       EXHIBIT 1

                              CITYXPRESS.COM CORP.

            SERIES A FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $250,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                       DATE OF ISSUANCE: NOVEMBER 1, 2000

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $250,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport, Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United

States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $1,500,000 (herein called the "Debentures"), issued pursuant to a Investment Agreement, dated as of November 1, 2000 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in paragraph 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated October 20, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in paragraph 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.2173 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in paragraph 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time; distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding cash dividends or distributions from current or retained earnings). The Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.2173 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under paragraph 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the President of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                    CITYXPRESS.COM CORP.


                                    By:      /s/ Phil Dubois
                                       ---------------------------------
                                                 Phil M. Dubois
                                                  President &
                                            Chief Executive Officer

                                    Signature Guaranteed:


                                             /s/ Ken Bradley
                                    ------------------------------------

                                                                       EXHIBIT 2

                              CITYXPRESS.COM CORP.

            SERIES B FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $250,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                       DATE OF ISSUANCE: NOVEMBER 1, 2000

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $250,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $1,500,000 (herein called the "Debentures"), issued pursuant to a Investment Agreement, dated as of November 1, 2000 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in paragraph 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated October 20, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in paragraph 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.2173 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in paragraph 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time; distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding cash dividends or distributions from current or retained earnings). The Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.2173 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under paragraph 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the President of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                    CITYXPRESS.COM CORP.


                                    By:          /s/ Phil Dubois
                                       -----------------------------------
                                                 Phil M. Dubois
                                                  President &
                                             Chief Executive Officer

                                    Signature Guaranteed:


                                                /s/ Ken Bradley
                                    --------------------------------------

                                                                       EXHIBIT 3

                              CITYXPRESS.COM CORP.

            SERIES C FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $250,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                       DATE OF ISSUANCE: DECEMBER 1, 2000

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $250,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $1,500,000 (herein called the "Debentures"), issued pursuant to a Investment Agreement, dated as of November 1, 2000 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in paragraph 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated October 20, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in paragraph 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.2173 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in paragraph 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time; distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding cash dividends or distributions from current or retained earnings). The Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.2173 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under paragraph 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the President of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                    CITYXPRESS.COM CORP.


                                    By:         /s/ Phil Dubois
                                       --------------------------------
                                                Phil M. Dubois
                                                 President &
                                           Chief Executive Officer

                                    Signature Guaranteed:


                                                /s/ Ken Bradley
                                    -----------------------------------

                                                                       EXHIBIT 4

                              CITYXPRESS.COM CORP.

            SERIES D FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $250,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                        DATE OF ISSUANCE: JANUARY 1, 2001

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $250,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $1,500,000 (herein called the "Debentures"), issued pursuant to a Investment Agreement, dated as of November 1, 2000 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in paragraph 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated October 20, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in paragraph 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.2173 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in paragraph 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time; distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding cash dividends or distributions from current or retained earnings). The Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.2173 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under paragraph 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the President of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                    CITYXPRESS.COM CORP.


                                    By:         /s/ Phil Dubois
                                       ---------------------------------
                                                Phil M. Dubois
                                                 President &
                                           Chief Executive Officer

                                    Signature Guaranteed:


                                               /s/ Ken Bradley
                                    ------------------------------------

                                                                       EXHIBIT 5

                              CITYXPRESS.COM CORP.

            SERIES E FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $250,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                         DATE OF ISSUANCE: MARCH 1, 2001

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $250,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $1,500,000 (herein called the "Debentures"), issued pursuant to a Investment Agreement, dated as of November 1, 2000 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in paragraph 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated October 20, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in paragraph 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.2173 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in paragraph 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time; distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding cash dividends or distributions from current or retained earnings). The Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.2173 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under paragraph 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the President of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                    CITYXPRESS.COM CORP.


                                    By:         /s/ Phil Dubois
                                       ---------------------------------
                                                 Phil M. Dubois
                                                  President &
                                            Chief Executive Officer

                                    Signature Guaranteed:


                                                 /s/  Ken Bradley
                                    ------------------------------------

                                    EXHIBIT 6

                              CITYXPRESS.COM CORP.

            SERIES F FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $250,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                          DATE OF ISSUANCE: MAY 1, 2001

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $250,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport, Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $1,500,000 (herein called the "Debentures"), issued pursuant to a Investment Agreement, dated as of November 1, 2000 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in paragraph 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this paragraph 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this paragraph 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated October 20, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in paragraph 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.2173 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in paragraph 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time; distributions to such holders of assets or debt securities of the Company or certain rights to purchase securities of the Company (excluding cash dividends or distributions from current or retained earnings). The Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.2173 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under paragraph 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the President of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:  /s/  Phil Dubois
                                          ------------------------------------
                                                     Phil M. Dubois
                                                      President &
                                                Chief Executive Officer

                                       Signature Guaranteed:



                                                  /s/ Ken Bradley
                                       ---------------------------------------

                                    EXHIBIT 7

                              CITYXPRESS.COM CORP.

            SERIES G FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $310,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                        DATE OF ISSUANCE: AUGUST 10, 2001

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $310,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

                  Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport, Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  3. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  4. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:          /s/ Ken Bradley
                                          ------------------------------------
                                                       Ken Bradley
                                                Chief Operating Officer
                                              and Chief Financial Officer

                                       Signature Guaranteed:



                                                    /s/ Roger Kong
                                       ---------------------------------------

                                    EXHIBIT 8

                              CITYXPRESS.COM CORP.

            SERIES H FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $200,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                       DATE OF ISSUANCE: SEPTEMBER 1, 2001

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $200,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common

Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:           /s/  Ken Bradley
                                          ------------------------------------
                                                        Ken Bradley
                                                 Chief Operating Officer
                                               and Chief Financial Officer

                                       Signature Guaranteed:



                                                    /s/ Roger Kong
                                       ---------------------------------------

                                    EXHIBIT 9

                              CITYXPRESS.COM CORP.

            SERIES I FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $200,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                        DATE OF ISSUANCE: OCTOBER 1, 2001

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $200,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

                  Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common

Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:          /s/  Ken Bradley
                                          -------------------------------------
                                                      Ken Bradley
                                                Chief Operating Officer
                                              and Chief Financial Officer

                                       Signature Guaranteed:



                                                   /s/ Roger Kong
                                       ---------------------------------------

                                   EXHIBIT 10

                              CITYXPRESS.COM CORP.

            SERIES J FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                            AUTHORIZED ISSUE: $50,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                       DATE OF ISSUANCE: NOVEMBER 1, 2001

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $50,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common

Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:           /s/ Ken Bradley
                                          ------------------------------------
                                                       Ken Bradley
                                                Chief Operating Officer
                                              and Chief Financial Officer

                                       Signature Guaranteed:



                                                   /s/ Roger Kong
                                       ---------------------------------------

                                   EXHIBIT 11

                              CITYXPRESS.COM CORP.

            SERIES K FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                            AUTHORIZED ISSUE: $50,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                       DATE OF ISSUANCE: DECEMBER 1, 2001

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $50,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common

Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:          /s/ Ken Bradley
                                          ------------------------------------
                                                      Ken Bradley
                                                Chief Operating Officer
                                              and Chief Financial Officer

                                       Signature Guaranteed:



                                                    /s/ Roger Kong
                                       ---------------------------------------

                                   EXHIBIT 12

                              CITYXPRESS.COM CORP.

            SERIES L FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $100,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                        DATE OF ISSUANCE: JANUARY 2, 2002

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $100,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

                  Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common

Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:          /s/ Ken Bradley
                                          ------------------------------------
                                                       Ken Bradley
                                                 Chief Operating Officer
                                               and Chief Financial Officer

                                       Signature Guaranteed:



                                                   /s/ Roger Kong
                                       ---------------------------------------

                                   EXHIBIT 13

                              CITYXPRESS.COM CORP.

            SERIES M FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $100,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                       DATE OF ISSUANCE: FEBRUARY 1, 2002

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $100,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common

Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:           /s/ Ken Bradley
                                          ------------------------------------
                                                       Ken Bradley
                                                 Chief Operating Officer
                                               and Chief Financial Officer

                                       Signature Guaranteed:



                                                    /s/ Roger Kong
                                       ---------------------------------------

                                   EXHIBIT 14

                              CITYXPRESS.COM CORP.

            SERIES N FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $100,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                         DATE OF ISSUANCE: MARCH 1, 2002

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $100,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common

Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:           /s/ Ken Bradley
                                          ------------------------------------
                                                       Ken Bradley
                                                Chief Operating Officer
                                              and Chief Financial Officer

                                       Signature Guaranteed:



                                                    /s/ Roger Kong
                                       ---------------------------------------

                                   EXHIBIT 15

                              CITYXPRESS.COM CORP.

            SERIES O FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $100,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                         DATE OF ISSUANCE: APRIL 1, 2002

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $100,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:           /s/ Ken Bradley
                                          ------------------------------------
                                                       Ken Bradley
                                                Chief Operating Officer
                                              and Chief Financial Officer

                                       Signature Guaranteed:



                                                       /s/ Roger Kong
                                       ---------------------------------------

                                   EXHIBIT 16

                              CITYXPRESS.COM CORP.

            SERIES P FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $100,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                          DATE OF ISSUANCE: MAY 1, 2002

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $100,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with thenotice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:          /s/ Ken Bradley
                                          ------------------------------------
                                                      Ken Bradley
                                                Chief Operating Officer
                                              and Chief Financial Officer

                                       Signature Guaranteed:



                                                    /s/ Roger Kong
                                       ---------------------------------------

                                   EXHIBIT 17

                              CITYXPRESS.COM CORP.

            SERIES Q FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                           AUTHORIZED ISSUE: $100,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                         DATE OF ISSUANCE: JUNE 1, 2002

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $100,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport,

Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:          /s/ Ken Bradley
                                          ------------------------------------
                                                      Ken Bradley
                                                Chief Operating Officer
                                              and Chief Financial Officer

                                       Signature Guaranteed:



                                                  /s/  Roger Kong
                                       ---------------------------------------

                                   EXHIBIT 18

                              CITYXPRESS.COM CORP.

            SERIES R FLOATING RATE SUBORDINATED CONVERTIBLE DEBENTURE

                            AUTHORIZED ISSUE: $90,000

                   CONVERTIBLE FOR COMMON STOCK OF THE COMPANY

                         DATE OF ISSUANCE: JULY 1, 2002

                           MATURITY: OCTOBER 31, 2003

                  FOR VALUE RECEIVED, CITYXPRESS.COM CORP., a Florida corporation (the "Company"), hereby promises to pay to LEE ENTERPRISES, INCORPORATED (the "Debenture Holder"), a Delaware corporation, or its registered successors or assigns, upon presentation and surrender of this Debenture, the principal sum of $90,000 on October 31, 2003, with interest on such sum or the unpaid balance thereof at a rate per annum equal to one (1%) percent less than the Reference Rate, hereinafter defined, from time to time in effect, and changing in an amount equal to each increase or decrease in the Reference Rate. Interest after maturity or interest on any overdue installment of interest shall be payable on demand.

                  "Reference Rate" shall mean at any time the national prime rate of interest on the Business Day (as defined below) preceding the end of each calendar quarter as published in the Wall Street Journal. Each change in the Reference Rate hereon shall take effect on the effective date of the change. Interest shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                  Upon an Event of Default, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Debenture immediately due and payable, without demand or presentment, both of which are hereby waived.

                  Interest will accrue on the then unpaid principal amount hereof from the most recent date to which interest has been paid or, if no interest has been paid, from the date hereof until the principal hereof shall have become due and payable.

         Any payment of principal of or on this Debenture that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day. "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

                  Payments of both principal and interest are to be made at the Debenture Holder's principal office, which address is: 400 Putnam Building, 215 North Main Street, Davenport, Iowa 52801 or such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America. This Debenture is one of a Series of a Floating Rate Subordinated Convertible Debentures, Authorized Aggregate Issue $3,000,000 (herein called the "Debentures"), issued pursuant to the Investment Agreement, dated as of November 1, 2000, which was amended by the First Amendment thereto dated as of July 30, 2001 (as from time to time amended, the "Investment Agreement"), between the Company and the Debenture Holder named therein and is entitled to the benefits thereof. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Investment Agreement.

                  1. Registered Debenture and Owner. This Debenture is a registered Debenture and, as provided in the Investment Agreement, upon surrender of this Debenture for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Debenture for a like principal amount and in the same issue will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

                  2. Optional Redemption. The Debenture will not be redeemable prior to October 31, 2003, unless (x) the quoted price on any securities exchange registered under the Securities Exchange Act of 1934 or through NASDAQ of the Common Stock (the "Quoted Price") shall have equaled or exceeded 130% of the Conversion Price (as defined in Section 5) for at least thirty consecutive days ended with five trading days prior to the date notice of such optional redemption is given or (y) the Company delivers notice to the Purchaser that the Company in good faith intends to file a registration statement for a United States public offering within twenty days of such notice. The notice shall provide for a redemption date (the "Optional Redemption Date") not less than fifteen days from the date thereof. The Company will redeem the principal amount of the Debenture at a redemption price of 100% of principal amount, plus accrued interest to the Optional Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this
Section 2 by subtracting 100 percent of the principal amount of the Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 2.

                  3. Mandatory Redemption. The Company will redeem the principal amount of the Debenture on October 31, 2003 (the "Mandatory Redemption Date"), at a redemption price of 100% of principal amount, plus accrued interest to the Mandatory Redemption Date. The Company may redeem the principal amount of the Debenture to be redeemed pursuant to this Section 3 by subtracting 100 percent of the principal amount of this Debenture that Debenture Holder shall have converted to Common Stock, which the Debenture Holder has delivered to the Company for cancellation. The Company may redeem the amount of this Debenture only once pursuant to this Section 3.

                  4. Notice of Redemption. Notice of the mandatory redemption date will be mailed at least thirty days but not more than sixty days before the Mandatory Redemption Date to the Debenture Holder at its registered address in accordance with the notice provisions of the Investment Agreement.

                  5. Conversion. A Debenture Holder may convert any Debenture, in whole or in part, into fully paid and non-assessable Common Stock (as defined below) of the Company at any time before the close of business on the earlier to occur of the Optional Redemption Date or Mandatory Redemption Date, as the case may be, subject to the benefits of the Registration Rights Agreement by and between the Company and the Purchaser dated November 1, 2000. "Common Stock" means the shares of capital stock, par value $0.001 per share, of the Company. The Debenture shall be converted, subject to adjustment as provided in Section 6, on the basis of the aggregate of (a) one (1) share of Common Stock of the Company for each $0.1760 of principal debt balance due on the Debenture (the "Conversion Price") and (b) one (1) share of Common Stock of the Company times the quotient of (i) the accrued interest on the Debenture to the Conversion Date divided by (ii) the Quoted Price as defined in Section 2 hereof (the "Interest Conversion Rate"). No fraction of a share of Common Stock shall be deliverable in payment of principal or accrued interest on the Debenture, but any fraction of a share shall be rounded upwards to the nearest whole share.

                  6. Anti-Dilution Rights. The Conversion Price from time to time in effect shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall at any time subdivide the outstanding shares of Common Stock, or shall issue a stock dividend on its outstanding Common Stock, the Conversion Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of Common Stock, the Conversion Price in effect immediately prior to such combination shall be proportionately increased, effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) The Conversion Price shall be adjusted for dividends or distributions on Common Stock payable in the Company's stock; subdivisions, combinations or certain reclassifications of Common Stock; distributions to all holders of Common Stock of certain rights to purchase Common Stock at less than the current market price at the time. Except for the Series A-F Debentures issued under the Investment Agreement, the Company shall not issue Common Stock and rights, warrants or securities convertible into Common Stock at a purchase or conversion price less than $0.1760 during the term of the Investment Agreement.

                  The Debenture Holder shall give notice to the Company of its election to cause conversion under Section 5 hereof, in accordance with the notice provisions of the Investment Agreement at least fifteen days but not more than thirty days prior to the conversion date, which notice shall specify said conversion date, the number of shares of Common Stock to be issued upon such conversion and the amount of accrued interest to said conversion date. Within ten days of receipt of the conversion notice, Debenture Holder shall receive the shares of Common Stock to which it shall be entitled upon conversion of this Debenture and the amount of cash payable in respect of accrued interest on this Debenture to said conversion date.

                  7. Subordination. The Debentures are subordinated only to the Senior Existing Indebtedness, as defined in the Investment Agreement. The Senior Existing Indebtedness must be paid before the Debentures may be paid. The Company agrees, and the Debenture Holder by accepting this Debenture agrees, to the Senior Existing Indebtedness subordination.

                  8. Defaults and Remedies. If an Event of Default, as defined in the Investment Agreement, occurs and is continuing, the principal of this Debenture may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Investment Agreement.

                  9. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under this Debenture for any claim based on, in respect of, or by reason of such obligations or their creation. Debenture Holder by accepting this Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debenture.

                  10. Authentication. This Debenture shall not be valid until executed by the Chief Operating Officer of the Company, whose signature shall be guaranteed.

                  THIS DEBENTURE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF IOWA EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                                       CITYXPRESS.COM CORP.



                                       By:         /s/ Ken Bradley
                                          ------------------------------------
                                                     Ken Bradley
                                                Chief Operating Officer
                                              and Chief Financial Officer

                                       Signature Guaranteed:



                                                    /s/  Roger Kong
                                       ---------------------------------------